UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marin Software Incorporated
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

MARIN SOFTWARE INCORPORATED
149 New Montgomery Street, 4th Floor
San Francisco, California 94105

 , 2025
To our stockholders:

You are cordially invited to attend a special meeting of the stockholders (the “Special Meeting”) of Marin Software Incorporated. The Special Meeting will be held as a virtual meeting on   , 2025, at 9:30 a.m. (Pacific Daylight Time) via a live interactive webcast on the Internet at www.virtualshareholdermeeting.com/MRIN2025SM, where you will be able to listen to the Special Meeting live, submit questions and vote online. You will not be able to attend the Special Meeting in person.

The attached Notice of Special Meeting of Stockholders and proxy statement contain details of the business to be discussed at the Special Meeting.

Your vote is important, regardless of the number of shares that you own. Whether or not you plan to attend the Special Meeting, please cast your vote as soon as possible by Internet, by telephone, or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Special Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares during the Special Meeting.

If you attend the Special Meeting via the live webcast, you will be able to vote and submit questions during the Special Meeting by using the control number located on your proxy card.

We appreciate your continued support.

Sincerely,

/s/ Christopher Lien

Christopher Lien
Chief Executive Officer

MARIN SOFTWARE INCORPORATED
149 New Montgomery Street, 4th Floor
San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date:	, 2025 at 9:30 a.m. Pacific Daylight Time

Place:	Virtual meeting via a live interactive webcast on the Internet at www.virtualshareholdermeeting.com/MRIN2025SM

Items of Business:	1.
To consider and vote upon the following proposals:

A proposal to approve the voluntary dissolution and liquidation (the “Dissolution”) of Marin Software Incorporated (the “Company,” “Marin” or “we,” “us” and “our”) pursuant to a Plan of Dissolution (such plan, the “Plan of Dissolution”, and such proposal, the “Dissolution Proposal”), but subject to the Company’s ability to abandon or delay the Plan of Dissolution in accordance with the terms thereof.

2.
A proposal to grant discretionary authority to Marin’s board of directors (the “Board”) to adjourn the Special Meeting, from time to time, to a later date or dates, even if a quorum is present, to solicit additional proxies in the event there are insufficient shares present in person (including virtually) or by proxy voting in favor of the Dissolution Proposal (such proposal, the “Adjournment Proposal”).

Record Date:
Only stockholders of record at the close of business on   , 2025 are entitled to notice of, and to vote at, the special meeting of stockholders (the “Special Meeting”) of the Company and any adjournments thereof.

Proxy Voting:
Each share of common stock that you own represents one vote. For questions regarding your stock ownership, you may contact the Marin Investor Relations Department through our website at http://investor.marinsoftware.com/contact-ir or, if you are a registered holder, through our transfer agent, Broadridge Corporate Issuer Solutions, Inc., by email at shareholder@broadridge.com, through its website at www.shareholder.broadridge.com or by phone at (800) 690-6903.

The Dissolution Proposal, as well as the related determinations of the Board in connection with its evaluation of the Plan of Dissolution and the Dissolution, are described in the accompanying proxy statement. A copy of the Plan of Dissolution is attached Annex A to the proxy statement. In particular, we urge you to read the proxy statement and the Plan of Dissolution carefully in their entirety as they contain important information about the Dissolution and how it affects you as a stockholder.

The Board unanimously recommends that you vote (i) “FOR” the Dissolution Proposal and (ii) “FOR” the Adjournment Proposal.

The record date for the Special Meeting is   , 2025. Only stockholders of record at the close of business on that date are entitled to notice of, and may vote at, the virtual Special Meeting or any adjournment thereof. This Notice of Special Meeting and the accompanying proxy statement are being distributed and being made available on or about   , 2025.

For ten (10) days prior to the Special Meeting, a complete list of the stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose relating to the Special Meeting by emailing a request to legal@marinsoftware.com. The proxy statement is available at www.proxyvote.com.

Our Board has not set a deadline to make its decision with respect to the filing of the Certificate of Dissolution to effectuate the Dissolution. Pursuant to the Delaware General Corporation Law (the “DGCL”), our corporate existence will continue for a period of at least three years following the effective time of the Certificate of Dissolution (the “Survival Period”) for the purpose of prosecuting and defending suits, winding up the Company and making distributions to stockholders, but not for the purpose of continuing to engage in any business for which the Company was organized. The Survival Period can be extended by the Delaware Court of Chancery, or if needed for the sole purpose of concluding proceedings begun before or during the Survival Period. As a result, the winding-up process could extend beyond three years after the Certificate of Dissolution is effective, and it is difficult to estimate when it will be completed.

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock is required to approve the Plan of Dissolution. Therefore, it is very important that your shares be represented and voted at the meeting. Approval of the Adjournment Proposal requires the favorable vote of a majority of the shares of common stock present or represented by proxy at the Special Meeting and entitled to vote thereon. If the number of shares of common stock, present in person or by proxy and entitled to vote on a proposal at such meeting that voted “for” such proposal is greater than the number of shares of common stock present in person or by proxy and entitled to vote thereon that voted “against” or “abstain” on such proposal, then the Preferred Share (as defined in the proxy statement) shall entitle the holder thereof, as such, to (i) vote together with the holders of common stock, as a single class, on each of the Dissolution Proposal and the Adjournment Proposal, and (ii) cast a number of votes, in person or by proxy, on each of the Dissolution Proposal and the Adjournment Proposal equal to the number of shares of common stock outstanding on the record date for determining stockholders entitled to vote on the Dissolution Proposal and the Adjournment Proposal.

After consideration of the Preferred Share, the failure of any stockholder to submit a signed proxy card or to vote in person by ballot at the Special Meeting will have the same effect as a vote “AGAINST” the proposal to approve the Dissolution Proposal, but will not have an effect on the Adjournment Proposal. If you hold your shares through a bank, broker or other nominee (i.e., in “street name”), the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to approve the Dissolution Proposal, but will not have an effect on the Adjournment Proposal.

Whether or not you plan to attend the Special Meeting, we encourage you to vote and submit your proxy through the Internet, telephone, or mail and request that you submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

Your vote is very important, regardless of the number of shares of our common stock that you own. We cannot complete the Dissolution unless the proposals are approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our common stock.

If you have any questions or need assistance voting your shares of our common stock, please contact our Proxy Solicitor:

Alliance Advisors LLC
Phone (toll free): 800-429-6210
Email: MRIN@allianceadvisors.com

By Order of the Board of Directors,

/s/ Christopher Lien

Christopher Lien
Chief Executive Officer
San Francisco, California
       , 2025

Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Dissolution, passed upon the merits of the Dissolution, or passed upon the adequacy or accuracy of the information contained in the accompanying proxy statement and any documents incorporated by reference. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated        , 2025 and, together with the enclosed form of proxy card, is first being mailed on or about        , 2025.

MARIN SOFTWARE INCORPORATED

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

SUMMARY

This summary highlights selected information contained in this proxy statement and may not contain all of the information that is important to you. To understand fully the legal requirements for the voluntary dissolution of Marin Software Incorporated (the “Company,” “Marin” or “we,” “us” and “our”) under Delaware law and the Special Meeting (as defined below), and for a more complete description of the terms of the Plan of Dissolution (as defined below), you should carefully read this entire proxy statement and the documents delivered with this proxy statement.

About Marin

We are a provider of digital marketing software for search, social, and eCommerce advertising channels, offered as a unified software-as-a-service (“SaaS”) advertising management platform for performance-driven advertisers and agencies. Our platform is an analytics, workflow, and optimization solution for marketing professionals, allowing them to manage their digital advertising spend effectively. We market and sell our solutions to advertisers directly and through leading advertising agencies.

General

Our board of directors (the “Board”) has determined that it is advisable and in the best interests of our stockholders to approve a voluntary dissolution and liquidation of the Company (but subject to the Company’s ability to abandon or delay the Plan of Dissolution in accordance with the terms thereof), including liquidation of its assets, settlement of its liabilities and the deregistration of Marin’s common stock with the Securities and Exchange Commission (“SEC”). In furtherance of these efforts, the Board is presenting the Dissolution Proposal (as defined below) for approval by Marin’s stockholders.

The Board believes that the Dissolution (as defined below) is in Marin’s best interests and the best interests of Marin’s stockholders. In making its determination to approve the Dissolution, the Board considered a number of factors, including but not limited to the factors described elsewhere in this proxy statement, as well as the following factors: our revenues are declining; we expect to continue to incur significant operating losses, experience negative operating cashflows and spend down our dwindling cash resources; the substantial doubt about our ability to continue as a going concern; our inability to raise additional capital in both the public and private markets; our reduced ability to pursue our customer pipeline and maintain customer accounts with reduced headcount as a result of prior reductions-in-force; we expect that we may be required to initiate further headcount reductions and other cost savings activities; we would continue to incur substantial accounting, legal and other expenses associated with being a public company despite having declining revenue and incurring losses; the difficulty in maintaining our listing on the Nasdaq Stock Market (“Nasdaq”); and our desire to pursue an orderly dissolution and wind-down process.  The Board considered at length several potential strategic alternatives available to us, and elected to pursue a wind-up of Marin.  More specifically, we engaged a financial advisor and conducted an evaluation to identify strategic alternatives, such as a merger (including reverse mergers), asset sale or other corporate transactions, and we undertook certain efforts to explore and complete a strategic transactions that would have a reasonable likelihood of providing value to Marin’s stockholders in excess of the amount the stockholders would receive in a liquidation, which have been unsuccessful to date. As a result of this evaluation and these efforts, the Board concluded that the Dissolution is the preferred strategy among the alternatives now available to us and is in the best interests of Marin and its stockholders. Accordingly, the Board approved the Dissolution pursuant to the Plan of Dissolution, but subject to the Company’s ability to abandon or delay the Plan of Dissolution in accordance with the terms thereof, and recommends that Marin’s stockholders approve the Dissolution Proposal.

At the Special Meeting, Marin’s stockholders will be asked to approve the voluntary dissolution and liquidation of Marin pursuant to a Plan of Dissolution. The Board unanimously approved the Plan of Dissolution on April 9, 2025 and further recommended that Marin’s stockholders approve the Plan of Dissolution. Delaware law provides that a corporation may dissolve upon the recommendation of its board of directors, followed by the approval of its stockholders. At the Special Meeting, you will be asked to consider and vote upon the following proposals (each a “Proposal” and, collectively, the “Proposals”):

(i)
a Proposal to approve the voluntary dissolution and liquidation (the “Dissolution”) of Marin pursuant to a Plan of Dissolution (such plan, the “Plan of Dissolution”, and such Proposal, the “Dissolution Proposal”), but subject to Marin’s ability to abandon or delay the Plan of Dissolution in accordance with the terms thereof; and

(ii)
a Proposal to grant discretionary authority to the Board to adjourn the Special Meeting, from time to time, to a later date or dates, even if a quorum is present, to solicit additional proxies in the event there are insufficient shares present in person (including virtually) or by proxy voting in favor of the Dissolution Proposal (the “Adjournment Proposal”).

If the Plan of Dissolution is approved by Marin’s stockholders, Marin will file a Certificate of Dissolution with the Delaware Secretary of State dissolving Marin. However, the decision of whether or not to proceed with the Dissolution and when to file the Certificate of Dissolution will be made by the Board in its sole discretion. Pursuant to Delaware law, Marin will continue to exist for three years after the Dissolution or for such longer period as the Delaware Court of Chancery shall direct, or as may be required to resolve any pending litigation matters, for the purpose of prosecuting and defending suits against Marin and enabling Marin gradually to close its business, to dispose of its property, to discharge its liabilities and to distribute any remaining assets to its stockholders.

The Plan of Dissolution also provides that for the purpose of effecting the Dissolution, the Company may hire or retain such employees, consultants and advisors as the Company deems necessary or desirable to supervise or facilitate the dissolution and winding up of the Company. The proportionate interests of all of Marin’s stockholders will be fixed on the basis of their respective stock holdings at the close of business on the day prior to the date that the Certificate of Dissolution is filed with the Delaware Secretary of State, which date is referred to as the “Final Record Date.” Marin intends to discontinue recording transfers of shares of its common stock on the Final Record Date, and thereafter certificates representing shares of Marin’s common stock will not be assignable or transferable on Marin’s books except by will, intestate succession or operation of law. After the Final Record Date, any distributions made by Marin will be made solely to the stockholders of record as of the close of business on the Final Record Date, except as may be necessary to reflect subsequent transfers recorded on Marin’s books as a result of any assignments by will, intestate succession or operation of law. No dividends shall be paid on the Preferred Share. Subject to the prior rights of any other class or series of capital stock of the Company, upon a liquidation, dissolution or winding up of the Company, the Preferred Share shall entitle the holder thereof, as such, to $0.01 (payable out of funds legally available therefor) before any distribution or payment shall be made to the holders of common stock.

Summary of the Plan of Dissolution and Dissolution Process

In connection with the Dissolution, we are required by Delaware law to pay or provide for payment of all of our liabilities and obligations, including making reasonable provision for the payment of contingent obligations. After filing the Certificate of Dissolution with the Delaware Secretary of State, Marin shall not engage in any business activities except for the purpose of winding up and liquidating its business and affairs, including, but not limited to:

•	prosecuting and defending suits, whether civil, criminal or administrative, by or against Marin;
•	converting Marin’s assets into cash or cash equivalents;
•	discharging or making provision for discharging Marin’s liabilities;
•	withdrawing from all jurisdictions in which Marin is qualified to do business;
•	distributing Marin’s remaining property among its stockholders according to their interests; and
•	doing every other act necessary to wind up and liquidate Marin’s business and affairs, but not for the purpose of continuing the business for which Marin was organized.

Delaware law provides that, following the approval of the Plan of Dissolution by Marin’s stockholders, the Board may take such actions as it deems necessary in furtherance of the Dissolution and the winding up of its operations and affairs.

Marin intends to pay all of its expenses and other known, non-contingent. In addition, Marin expects to reserve approximately $100,000 of cash for expenses as well as unknown, contingent and/or conditional liabilities. Marin cannot predict with certainty the amount of any liquidating distributions to its stockholders. However, based on the information currently available to it, Marin estimates that the total amount distributed to its stockholders will be in the range between $0.00 and $0.10 per share of common stock. Marin’s estimated total distributions are based on, among other things, the fact that, as of March 31, 2025, Marin had approximately $3.67 million in cash and cash equivalents, as well as certain assumptions with respect to estimated revenues, expenses, assets and liabilities and the receipt of Potential Asset Sale Net Proceeds (as defined below) more fully described in the section of this proxy statement captioned “Amount and Timing of Expected Liquidating Distributions to Stockholders.” The actual amount distributed could be lower, or there may be no cash distribution depending on future expenses as well as unknown, contingent and/or conditional liabilities.

If funds are available and to the extent permitted by Delaware law, Marin intends to make liquidating distributions from time to time following the effective date of the filing of the Certificate of Dissolution. Marin is unable to predict the precise amount or timing of any liquidating distributions (or whether any liquidating distributions will occur at all), as many of the factors influencing the amount of cash distributed to Marin’s stockholders in liquidating distribution(s) and/or the timing of such distributions cannot be currently quantified with certainty and are subject to change. The actual amounts and timing of any liquidating distributions may vary substantially, depending on, among other things, the timing and approval of the Dissolution Proposal, the actual operating expenses Marin incurs during the Dissolution and wind-up process, Marin’s ability to successfully defend, resolve and/or settle any litigation matters that may arise (and the timing of any such successful defense, resolution or settlement), whether Marin becomes subject to additional liabilities or claims (and the speed with which Marin is able to defend, resolve or discharge any such liabilities or claims), whether Marin incurs unexpected or greater than expected losses with respect to presently unknown, contingent and/or conditional liabilities, and the actual amount and timing of Potential Asset Sale Net Proceeds (as defined below) that Marin receives. Accordingly, Marin’s stockholders will not know the exact amount of any liquidating distributions that they may receive as a result of the Plan of Dissolution when they vote on the proposal to approve the Plan of Dissolution; they may receive substantially less than the amount Marin currently estimates or that they otherwise expect to receive, including if the Dissolution Proposal is not approved. See the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution.”

Any liquidating distributions from Marin will be made to stockholders according to their holdings of common stock as of the Final Record Date. Any such distributions to stockholders will be in complete redemption and cancellation of all of the outstanding shares of Marin’s capital stock. Subject to the prior rights of any other class or series of capital stock of the Company, upon a liquidation, dissolution or winding up of the Company, the Preferred Share shall entitle the holder thereof, as such, to $0.01 (payable out of funds legally available therefor) before any distribution or payment shall be made to the holders of common stock.

During the liquidation of Marin’s assets, Marin will pay certain of its officers, directors, employees, independent contractors and agents, or any of them, compensation for services rendered in connection with the implementation of the Plan of Dissolution. See the section of this proxy statement captioned “Proposal 1: Approval of Plan of Dissolution–Interests of Certain Persons in the Dissolution.” Such compensation is not expected to be materially different from the compensation that would be paid to an outside party for similar services. Marin will also continue to indemnify its officers, directors, employees, independent contractors and agents to the maximum extent specified under existing agreements and in accordance with applicable law, Marin’s certificate of incorporation and bylaws and any contractual arrangements, for actions taken in connection with the implementation of the Plan of Dissolution.

Conduct of Marin Following the Plan of Dissolution

If the Dissolution Proposal is approved by the requisite vote of Marin’s stockholders, our Board may determine, in its sole discretion, to abandon or delay implementation of the Plan of Dissolution. Our Board has not set a deadline to make its decision with respect to the filing of the Certificate of Dissolution. Upon the determination of our Board to implement the Plan of Dissolution, if any, the steps set forth below, among others, may be completed at such times as the Board or, if applicable, the employees, consultants and advisors supervising or facilitating the dissolution and winding up of Marin, in accordance with Delaware law, deems necessary, appropriate or advisable in Marin’s best interests and the best interests of Marin’s stockholders:

•	the filing of a Certificate of Dissolution with the Delaware Secretary of State;
•
the cessation of all of Marin’s business activities except those relating to winding up and liquidating its business and affairs, including, but not limited to, prosecuting and defending suits by or against Marin;

•	the collection, sale, exchange or other disposition of all or substantially all of Marin’s non-cash property and assets in one transaction or in several transactions;
•
the defense, resolution and/or settlement of any litigation against Marin, and the making of reasonable provision to pay insurance retentions and legal fees in connection with any such lawsuit or claim;

•	the payment of or the making of reasonable provision to pay all known claims and obligations, including all contingent, conditional or un-matured contractual claims known to Marin;
•
the making of such provision as will be reasonably likely to be sufficient to satisfy any claims that have not been made known to Marin or that have not arisen but that, based on facts known to Marin, are likely to arise or become known to Marin within ten years after the date of dissolution;

•	the setting aside of a reserve consisting of cash and/or property to satisfy such claims and contingent obligations;
•	the payment of any liquidating distribution to Marin’s stockholders of record, determined as of the Final Record Date;
•	the pro rata distribution to Marin’s stockholders of the remaining assets of Marin after payment or provision for payment of claims against and obligations of Marin; and
•	the taking of any and all other actions permitted or required by Delaware law and any other applicable laws and regulations.

The Board may, to the fullest extent permitted by law, amend the Plan of Dissolution without further stockholder approval if it determines that such amendment is in the best interest of Marin. In addition, if the Board determines that the Dissolution is not in Marin’s best interest, the Board may direct that the Plan of Dissolution, and therefore the Dissolution, be abandoned at any time, even after the receipt of stockholder approval of the Dissolution.

Liquidating Distributions

Subject to the availability of funds, Marin may make liquidating distributions to its stockholders of record as of the Final Record Date from time to time, as permitted by Delaware law. Delaware law requires that, prior to making any liquidating distribution, Marin pay or provide for payment of all of Marin’s liabilities and obligations, including contingent liabilities. Further, Marin’s ability to make liquidating distributions could be adversely affected if any unanticipated liabilities or claims arise prior to the anticipated distribution. Any liquidating distributions from Marin or as a result of an assignment for the benefit of creditors, on or after the Final Record Date, if any, will be made to stockholders of record as of the Final Record Date according to their holdings of common stock as of the Final Record Date. Subject to the prior rights of any other class or series of capital stock of the Company, upon a liquidation, dissolution or winding up of the Company, the Preferred Share shall entitle the holder thereof, as such, to $0.01 (payable out of funds legally available therefor) before any distribution or payment shall be made to the holders of common stock.

Amount and Timing of Expected Liquidating Distributions to Stockholders

Marin cannot predict with certainty the amount of any liquidating distributions to its stockholders or whether it will be able to make liquidating distributions at all. The actual amount distributed in the future could be lower, or there may be no additional cash distribution depending on future expenses as well as unknown, contingent and/or conditional liabilities.

Potential Sale of Marin Assets

The Plan of Dissolution contemplates the potential for the sale of up to all of Marin’s non-cash assets without further stockholder approval. Stockholder approval of the Plan of Dissolution will constitute approval of any and all such future asset dispositions on such terms as are approved by the Board in its sole discretion.  The range of estimated distributions assumes receipt by Marin of net cash (after payment of related transaction expenses) ranging in amount from $0 to $250,000 in connection with potential sales of assets (the “Potential Asset Sale Net Proceeds”).

Contingent Liabilities; Reserves

In connection with the Dissolution, Marin is required by Delaware law to pay or provide for payment of all of its liabilities and obligations, including making reasonable provision for the payment of contingent obligations. Following the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State, Marin will pay all expenses and other known liabilities and maintain a reserve, consisting of cash or other assets, that Marin believes will be adequate for the satisfaction of all of its current contingent or conditional claims and liabilities. Marin may also take other steps to provide for the satisfaction of the reasonably estimated amount of such liabilities, including acquiring insurance coverage with respect to certain contingent liabilities. Marin currently estimates that it will maintain a cash reserve of approximately $100,000 for expenses as well as unknown, contingent and/or conditional liabilities. From time to time, Marin may distribute to its stockholders on a pro rata basis any portions of the reserve that Marin deems to no longer be required. In the event Marin fails to create an adequate reserve for the payment of its expenses and liabilities and amounts have been distributed to the stockholders under the Plan of Dissolution, creditors of Marin may be able to pursue claims against Marin’s stockholders directly to an extent they have claims co-extensive with such stockholders’ receipt of liquidating distributions. See the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution—If Marin fails to create an adequate reserve for payment of its expenses and liabilities, each stockholder receiving liquidating distributions could be held liable for payment to Marin’s creditors of his, her or its pro rata share of amounts owed to creditors in excess of the reserve, up to the amount actually distributed to such stockholder in connection with the Dissolution.”

Reporting Requirements

Whether or not the Plan of Dissolution is approved, Marin continues to have an obligation to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Marin intends to request relief from the SEC to suspend certain of Marin’s reporting obligations under the Exchange Act, and ultimately to terminate the registration of Marin’s common stock. However, the SEC may not grant Marin the requested relief and any continued reporting obligations will deplete the cash available for liquidating distribution to Marin’s stockholders.

Interests of Certain Persons in the Dissolution

As of April 15, 2025, the directors and executive officers of Marin that served during fiscal 2024 beneficially owned 301,383 shares of Marin’s common stock, including an aggregate of 47,156 options exercisable with exercise prices ranging from $24.00 to $268.38 per share of common stock. The estimated value of such shares of Marin’s common stock as of April 15, 2025 (based on the closing price of Marin’s common stock on such date) is set forth under the section of this proxy statement captioned “Proposal 1: Approval of Plan of Dissolution–Interests of Certain Persons in the Dissolution”. Marin’s executive officers and directors who own shares of Marin’s common stock will be entitled to receive, on the same terms and conditions as Marin’s other stockholders, the same distributions and other benefits that Marin’s stockholders would receive when Marin makes liquidating distributions to Marin’s stockholders of record. Marin anticipates that, following stockholder approval of the proposed Dissolution, the Board currently intends to appoint a representative of Armanino LLP to serve as Marin’s sole director and that all other directors will resign.

Certain Material U.S. Federal Income Tax Consequences

Assuming the Plan of Dissolution is approved by Marin’s stockholders, Marin’s stockholders that are U.S. Holders (as defined in the section of this proxy statement captioned “Certain Material U.S. Federal Income Tax Consequences of the Plan of Dissolution – U.S. Federal Income Taxation of U.S. Holders”) generally will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value (at the time of distribution) of any other property distributed to the stockholder with respect to each share, less any liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) the stockholder’s adjusted tax basis in the shares of Marin’s common stock.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF ANY DISTRIBUTIONS MADE TO THEM AND OF MARIN’S DISSOLUTION AND LIQUIDATION PURSUANT TO THE PLAN OF DISSOLUTION. SEE THE SECTION OF THIS PROXY STATEMENT CAPTIONED “CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF DISSOLUTION.”

Required Vote

The affirmative vote of a majority of the voting power of the outstanding capital stock of Marin is required to approve the Dissolution. This means that, of the shares of capital stock of Marin that are outstanding as of the close of business on the Record Date, a majority must vote in favor of the Dissolution Proposal in order for the Dissolution Proposal to be approved. Abstentions, broker non-votes and failures to vote will have the effect of a vote against the Dissolution Proposal. If the number of shares of common stock, present in person or by proxy and entitled to vote on a Proposal at such meeting that voted “for” such Proposal is greater than the number of shares of common stock present in person or by proxy and entitled to vote thereon that voted “against” or “abstain” on such Proposal, then the Preferred Share shall entitle the holder thereof, as such, to (i) vote together with the holders of common stock (and any other class or series of capital stock of the Company entitled to vote thereon together with the common stock), as a single class, on each of the Dissolution Proposal and the Adjournment Proposal, and (ii) cast a number of votes, in person or by proxy, on each of the Dissolution Proposal and the Adjournment Proposal equal to the number of shares of common stock outstanding on the record date for determining stockholders entitled to vote on the Dissolution Proposal and the Adjournment Proposal.

Recommendation of the Board

On April 9, 2025, the Board unanimously (i) determined that the Dissolution is advisable and in the best interests of Marin and its stockholders, (ii) approved the Plan of Dissolution and the other transactions contemplated thereby, and (iii) recommended that Marin’s stockholders vote for both the Dissolution Proposal and the Adjournment Proposal.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

The following questions and answers are intended to address briefly some possible questions regarding the Special Meeting and the Dissolution Proposal. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement. Also see “Additional Information; Incorporation by Reference”, beginning on page 48.

Questions and Answers Related to the Special Meeting

Q:         Why am I receiving these proxy materials?

A:
We have sent you this proxy statement and the enclosed form of proxy card because our Board is soliciting your proxy to vote at the Special Meeting. You are invited to attend our virtual Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares of common stock. Instead, you may simply complete, sign and return the enclosed proxy card, follow the instructions below to submit your proxy over the telephone or on the Internet, or follow the instructions received from your broker, bank or other nominee if you hold your shares of common stock in “street” name. Refer to “How do I vote?” below.

Under rules adopted by the SEC, we have mailed the full set of our proxy materials, including this proxy statement and the proxy card, to our stockholders of record as of the close of business on the Record Date of   , 2025, on or around  , 2025. The proxy materials are also available to view and download at www.proxyvote.com.

Q:         What do I need to do now?

A:
We urge you to carefully read and consider this entire proxy statement and the annexes to this proxy statement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the current financial condition of the Company, the efforts of the Board and the Company’s management to maximize stockholder value, and the Dissolution Proposal and how both affect you as a stockholder.

Even if you plan to attend the Special Meeting virtually, if you hold your shares in your own name as the stockholder of record, please vote your shares by signing, dating and returning, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card), so that your shares of common stock can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:         How do I attend and participate in the Special Meeting online?

A:
The Special Meeting will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting virtually at www.virtualshareholdermeeting.com/MRIN2025SM, where you will be able to vote electronically and submit questions during the Meeting.

You will be able submit a question during the Special Meeting via our virtual stockholder meeting website, www.virtualshareholdermeeting.com/MRIN2025SM. If your question is properly submitted during the relevant portion of the meeting agenda, our Chief Executive Officer will lead the Q&A session and a response to your question will be provided during the live webcast. A webcast replay of the Special Meeting will also be archived on www.virtualshareholdermeeting.com/MRIN2025SM.

If we experience technical difficulties during the virtual meeting (e.g., a temporary or prolonged power outage), our Chairperson will determine whether the Special Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Special Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/MRIN2025SM.

If you encounter technical difficulties accessing the Special Meeting or asking questions during the Special Meeting, a support line will be available on the login page of the virtual meeting website.

Q:         When and where is the Special Meeting?

A:	The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/MRIN2025SM, on , 2025 at 9:30 a.m. Pacific Time.

Q:         Who is entitled to vote at the Special Meeting?

A:
Except as noted below, only stockholders of the Company’s common stock held by such stockholder as of the close of business on the Record Date (   , 2025) are entitled to receive notice of the Special Meeting and to vote the shares of our common stock that they held at that time at the Special Meeting. On the Record Date, there were _______________ shares of common stock outstanding and entitled to vote.

In addition, at the Special Meeting, if the number of shares of common stock, present in person or by proxy and entitled to vote on a Proposal at such meeting that voted “for” such Proposal is greater than the number of shares of common stock present in person or by proxy and entitled to vote thereon that voted “against” or “abstain” on such Proposal, then the Preferred Share shall entitle the holder thereof to (i) vote together with the holders of common stock, as a single class, on each of the Dissolution Proposal and the Adjournment Proposal, and (ii) cast a number of votes, in person or by proxy, on each of the Dissolution Proposal and the Adjournment Proposal equal to the number of shares of common stock outstanding on the Record Date for determining stockholders entitled to vote on the Dissolution Proposal and the Adjournment Proposal.  See “The Special Meeting – Preferred Share.”

Stockholder of Record: Shares of Common Stock Registered in Your Name

If, on the Record Date, your shares of common stock were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. Refer to “How do I vote?” below.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares of common stock were held in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the virtual Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares online during the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.

Q:         What is the “Preferred Share” and what is the effect of it?

A:
The Preferred Share is one share of Series A Preferred Stock, par value of $0.001, issued to Christopher Lien, our Chief Executive Officer. If the number of shares that vote “for” the Dissolution Proposal is greater than the number of shares that vote “against” or “abstain” on the Dissolution Proposal, the Preferred Share votes with the “for” shares to effectively exceed the required vote for the Dissolution Proposal and approve the Dissolution Proposal, even if the number of shares that vote “for” the Dissolution Proposal would not have met the required vote for the Dissolution Proposal on their own.

Q:         What am I being asked to vote on at the Special Meeting?

A:        You will be asked to consider and vote upon the following proposals:

1.	To approve the Dissolution Proposal.

2.	To approve the Adjournment Proposal.

Q:          How does the Board recommend that I vote?

A:        The Board of Directors unanimously recommends that the stockholders vote:

●	“FOR” the Dissolution Proposal; and

●	“FOR” the Adjournment Proposal.

You should read the sections titled “Proposal 1: Approval of Plan of Dissolution–Reasons for the Proposed Dissolution and Liquidation” beginning on page 34 of this proxy statement for a discussion of the factors that our Board considered in deciding to recommend approval of the Dissolution Proposal.

In addition, when considering the recommendation of our Board, you should be aware that some of our directors and executive officers may have interests in the Dissolution that are different from, or in addition to, the interests of our stockholders more generally. For a discussion of these interests, please refer to the sections titled “Proposal 1: Approval of Plan of Dissolution–Interests of Certain Persons in the Dissolution” beginning on page 38 of this proxy statement.

Q:	How do I vote?

A:	For each proposal, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are described below.

Stockholder of Record: Shares of Common Stock Registered in Your Name

If you are a stockholder of record, you may vote online during the virtual Special Meeting, or you may vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting virtually and vote online, even if you have already voted by proxy.

●
To vote online during the Special Meeting, follow the provided instructions to join the Special Meeting at www.virtualshareholdermeeting.com/MRIN2025SM, starting at 9:30 a.m. Pacific Time on   , 2025. The webcast will open 15 minutes before the start of the Special Meeting.

●
To vote in advance of the Special Meeting through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your Internet vote must be received by 11:59 p.m. Eastern Time on   , 2025 to be counted.

●
To vote in advance of the Special Meeting by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on   , 2025 to be counted.

●
To vote using the enclosed proxy card, complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Common Stock Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares of common stock registered in the name of your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet if so instructed by your broker, bank or other nominee. To vote online at the Special Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form. Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.

Q:	What is the difference between holding shares as a Record Holder and as a Beneficial Owner (holding shares in street name)?

A:
If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name”. If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “What happens if I do not give specific voting instructions?” below for information on how shares held in street name will be voted without instructions provided.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholders of Record. If you are a stockholder of record and you:

•	indicate when voting on the internet or by telephone that you wish to vote as recommended by our Board or
•	sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their sole discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the nominee who holds your shares with specific voting instructions, the nominee will inform our inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote”. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. You should follow the procedures on the voting instruction card provided by your bank, broker or other nominee regarding the voting of your shares. Except for purposes of determining whether the Preferred Share can be voted, the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the Dissolution Proposal, but will not have an effect on the Adjournment Proposal. Please vote using your voting instruction card so your vote can be counted. If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

Q:          How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on the Record Date.

Q:          How many votes are needed to approve each proposal?

A:
Dissolution Proposal - The affirmative vote of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Special Meeting is required to approve the Dissolution Proposal. Except for purposes of determining whether the Preferred Share can be voted, if you fail to authorize a proxy or vote online at the Special Meeting, abstain from voting at the Special Meeting, or fail to instruct your broker, bank or other nominee on how to vote, such failure will have the same effect as a vote cast “AGAINST” this Proposal.

Adjournment Proposal - Approval of the Adjournment Proposal requires either (i) if a quorum is present, the affirmative vote of the majority of the shares of common stock present by remote communication or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter or (ii) if a quorum is not present, the vote of the holders of a majority of the shares of common stock represented at the Special Meeting.

Q:          What if I return a proxy card or otherwise vote but do not make specific choices?

A:	If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares of common stock will be voted, as applicable:

●	“FOR” the Dissolution Proposal; and
●	“FOR” the Adjournment Proposal.

Q:          Can I change or revoke my vote after I have delivered my proxy?

A:
Yes. Any person signing a proxy card in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. Registered holders may revoke a proxy by (1) signing and returning a proxy card with a later date, (2) delivering a written notice of revocation to Broadridge, 51 Mercedes Way, Edgewood, New York 11717, (3) voting again by telephone or over the Internet or (4) attending and voting at the Meeting (following the instructions at www.virtualshareholdermeeting.com/MRIN2025SM). The mere presence at the Special Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder’s shares of our common stock are held of record by a broker, bank, trustee or other nominee and that stockholder wishes to revoke a proxy, the stockholder must contact that firm to revoke any prior voting instructions. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless such vote is revoked at the Special Meeting.

Q:	If my broker holds my shares of common stock in “street name,” will my broker vote my shares of common stock for me?

A:
No. Your broker, bank or other nominee is permitted to vote your shares of common stock on any Proposal to be considered at the Special Meeting only if you instruct your broker, bank or other nominee how to vote. You should follow the procedures provided by your broker, bank or other nominee to vote your shares. Without instructions, your shares will not be voted on any Proposals, which will have the same effect as if you voted “AGAINST” the Dissolution Proposal.

Q:          Who will bear the cost of this solicitation?

A:
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, executive officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks or other nominees for the cost of forwarding proxy materials to beneficial owners. In addition, we have engaged Alliance Advisors LLC (“Alliance Advisors”) to assist in the solicitation of proxies and provide related advice and informational support, for a services fee of $14,000, plus an additional fee based on the number of phone calls made to stockholders.

Q:          What do I do if I receive more than one proxy or set of voting instructions?

A:
If you receive more than one set of proxy materials, your shares of common stock may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in each set of proxy materials to ensure that all of your shares are voted.

Q:          What is the quorum requirement?

A:
The presence, in person or by proxy duly authorized, of the holders of record of one-third of the voting power of all outstanding shares of our stock entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. The Special Meeting will be held virtually; therefore only shares present virtually or represented by proxy at the Special Meeting will be counted in determining whether a quorum is present. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), if you vote at the Special Meeting or if you attend the Special Meeting virtually but abstain from voting. The Special Meeting may be adjourned whether or not a quorum is present. If you hold your shares of common stock in “street name” and do not give any instruction to your broker, bank or other nominee as to how your shares of common stock should be voted at the Special Meeting, those shares of common stock will not be entitled to vote on any Proposal at the Special Meeting and will not be counted for purposes of establishing a quorum. For purposes of determining the existence of a quorum, the Preferred Share shall be deemed to entitle the holder thereof to have such voting power that is equal to the number of shares of common stock outstanding as of the Record Date.

Q:          How can I find out the results of the voting at the Special Meeting?

A:
Voting results will be tabulated and certified by the inspector of elections appointed for the Special Meeting. The preliminary voting results will be announced at the Special Meeting and posted on our website at http://investor.marinsoftware.com. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Special Meeting.

Q:          Who can help answer any other questions that I have?

A:
If you have additional questions about the Special Meeting or need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of this proxy statement or the enclosed proxy card, please contact Alliance Advisors LLC, our proxy solicitor:

Alliance Advisors LLC
Phone (toll free): 800-429-6210
Email: MRIN@allianceadvisors.com

If you have additional questions about the Dissolution, the Plan of Dissolution or this proxy statement, please email ir@marinsoftware.com.

Questions and Answers Related to the Dissolution

Q:          Are there any risks related to the Plan of Dissolution?

A:
Yes. You should carefully review the section entitled “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution” beginning on page 21 of this proxy statement.

Q:          Do the Company’s directors and executive officers have any interest in the Dissolution?

A:
The Company’s directors and executive officers may have interests in the Dissolution that are different from the interests of Marin stockholders, including related to consulting/service arrangements and indemnifying and insuring our directors and executive officers. See “Proposal 1: Approval of Plan of Dissolution–Interests of Certain Persons in the Dissolution” beginning on page 38 of this proxy statement.

Q:          Will the Company continue to be publicly traded in connection with effecting the Dissolution?

A:
Once the Board determines to effect the Dissolution, if the Certificate of Dissolution is filed with the Secretary of State, our common stock (if not previously delisted and deregistered) will be delisted from Nasdaq. Whether or not the Dissolution is completed, we will have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act until we have exited from such reporting requirements. We plan to initiate steps to exit from such reporting requirements in order to curtail expenses as soon as practicable in connection with effecting the Dissolution. See “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution”.

Q:          Am I entitled to appraisal rights in connection with the Dissolution of the Company?

A:	No. Delaware law does not provide for stockholder appraisal or dissenters’ rights in connection with the Dissolution.

Q:          What will happen under the Plan of Dissolution?

A:
Under the Plan of Dissolution, the Company will file a Certificate of Dissolution with the Delaware Secretary of State, the Company’s jurisdiction of incorporation, to dissolve the Company as a legal entity. The Board, in its sole discretion, will determine whether to proceed with the Dissolution and the timing for this filing. Further, in connection with the Dissolution, the Company may sell any of its non-cash assets. We expect to distribute all of our remaining assets, in excess of the amount to be used by us to pay claims and fund the reserves and pay our operating expenses through the completion of the Dissolution and winding-up process, to our stockholders.

Q:         If the Dissolution Proposal is approved, what does the Company estimate that the holders of common stock will receive?

A:
The amount of cash that may ultimately be received by the Company’s stockholders is not yet known. There are many factors that may affect the amounts available for distribution to the Company’s stockholders, including, among other things, the amount of taxes, transaction fees, expenses relating to the Dissolution, the sale of any non-cash assets of the Company and unanticipated or contingent liabilities that may arise. No assurance can be given as to the amounts the Company’s stockholders will ultimately receive. If the Company has underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount ultimately distributed to the Company’s stockholders could be less than the range set forth above and could even result in no payout to the Company’s stockholders.

Q:          When will the Dissolution and winding up of the Company be completed?

A:
If stockholder approval is received for the Dissolution Proposal, the Board plans to commence the Dissolution of the Company pursuant to the Plan of Dissolution as soon as practicable (although the timing to commence the Dissolution is at the sole discretion of the Board of Directors). Upon filing the Certificate of Dissolution, we will cease conducting our business and exist for only limited purposes related to winding up the Company, which we expect to complete within three (3) years of the effective time of the Dissolution. We expect any initial distributions to stockholders to occur during that window, and likely within nine (9) to twelve (12) months from the effective time of the Dissolution.

FORWARD-LOOKING STATEMENTS

This proxy statement includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the proposed Dissolution. Forward-looking statements may be identified by the words “intend,” “plan,” “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “believe,” “will” and similar expressions, are based on Marin’s current expectations, and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. These statements and related risks, uncertainties, factors and assumptions, include, but are not limited to: statements regarding the financial and business impact and effect of the completed Dissolution, the expected timing of, our ability to complete, and impact of the Dissolution, any determinations or action by the Company with respect to any alternative proposals, estimates of revenues, expenses, assets and liabilities, the amount of distributions to stockholders (if any) in connection with effecting the Dissolution, and any impact to the Company’s products, as well as the Company’s expected future financial results, as a result of failing to complete the Dissolution. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this proxy statement, are detailed in the Company’s latest Annual Report on Form 10-K, as amended, and subsequent Quarterly Reports on Form 10-Q and/or Current Reports on Form 8-K filings with the SEC, especially under the heading “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution.” The forward-looking statements in this proxy statement and the documents referenced herein represent our current beliefs, estimates and assumptions as of the date of this proxy statement, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement contained in this proxy statement, except as required by law

RISK FACTORS TO BE CONSIDERED BY STOCKHOLDERS IN
DECIDING WHETHER TO APPROVE THE PLAN OF DISSOLUTION

There are many factors that Marin’s stockholders should consider when deciding whether to vote to approve the Plan of Dissolution, including the risk factors set forth below. You should carefully consider the following risk factors and those risk factors generally associated with our business contained in our Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and our Quarterly Reports on 10-Q for the periods ended March 31, 2024, June 30, 2024 and September 30, 2024 and our subsequent SEC filings, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement. See “Additional Information; Incorporation By Reference” beginning on page 53. The risk factors described and incorporated herein are not the only ones facing us. Additional risks not presently known to us or that we currently believe are immaterial may also impair our business operations. If any of such risk factors actually occurs, our business, financial condition or results of operations could be materially adversely affected, the market price of our common stock may decline, and you may lose all or part of your investment.

The amounts distributed to Marin’s stockholders as liquidating distributions, if any, may be substantially less than the estimates set forth in this proxy statement.

At present, the Board cannot determine with certainty the amount of any liquidating distribution to Marin’s stockholders. The amount of cash ultimately distributed to Marin’s stockholders in any liquidating distribution depends on, among other things, the amount of Marin’s liabilities, obligations and expenses and claims against Marin, and the amount of the reserves that Marin establishes during the liquidation process. Marin’s estimates of these amounts may be inaccurate. Factors that could impact Marin’s estimates include the following:

•	if any of Marin’s estimates regarding the Plan of Dissolution, including the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate;
•	if litigation is brought against Marin or its directors and officers;
•	if unforeseen claims are asserted against Marin, Marin will have to defend or resolve such claims or establish a reasonable reserve before making distributions to its stockholders;
•	if the net proceeds received by Marin for its non-cash property and assets, including Potential Asset Sale Proceeds, are significantly lower than Marin’s estimates;
•
if any of Marin’s estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate Marin, are inaccurate; and

•	if Marin is unable to obtain relief from certain reporting requirements under the Exchange Act, Marin will continue to incur significant expenses related to ongoing reporting obligations.

If any of the foregoing occurs, the amount distributed to Marin’s stockholders may be substantially less than the amount Marin currently estimates.

In addition, under Delaware law, claims and demands may be asserted against Marin at any time during the three years following the effective date of the filing of the Certificate of Dissolution. Accordingly, the Board may obtain and maintain insurance coverage for such potential claims. As discussed above, the Board also expects to reserve approximately $100,000 of cash for expenses as well as unknown, contingent and/or conditional liabilities that may arise during the three-year period following the effective date of the filing of the Certificate of Dissolution. As a result of these factors, Marin may retain for distribution at a later date some or all of the estimated amounts that it expects to distribute to stockholders.

Marin may not be able to settle all of its obligations, which may delay or reduce liquidating distributions to Marin’s stockholders.

Marin has current and future obligations to third parties. Marin’s estimated remaining distributions to its stockholders take into account all of Marin’s known liabilities and certain possible contingent liabilities and the Board’s current best estimate of the amount reasonably required to satisfy such liabilities. As part of the wind-up process, Marin intends to discharge all of its obligations to third parties. Marin cannot assure you that unknown liabilities that have not been accounted for will not arise, that Marin will be able to settle all of its liabilities or that Marin’s liabilities can be settled for the amounts Marin has estimated for purposes of calculating the range of distribution to its stockholders. If Marin is unable to reach an agreement with a third party relating to a liability, that third party may bring a lawsuit against Marin. Amounts required to settle liabilities or to defend, resolve or settle lawsuits in excess of the amounts estimated may reduce the amount of net proceeds available for distribution to stockholders.

Marin may not be able to sell Marin’s non-cash assets during the identified time frame, for amounts projected or otherwise on desirable terms, which may delay or reduce liquidating distributions to Marin’s stockholders.

In connection with the dissolution process, Marin intends to attempt to monetize its non-cash assets and to distribute its other cash assets. However, these non-cash assets are largely illiquid, such that it may be difficult or impossible for Marin to monetize them during the identified time frame, for amounts projected or otherwise on desirable terms, and there can be no assurance as to how long this process will take.

Marin may not receive some or all of certain cash inflows it currently expects to receive during the identified time frame, or the actual amounts Marin receives in connection therewith may be substantially less than Marin currently expects, which may delay or reduce liquidating distributions to Marin’s stockholders.

Marin’s current estimates of the amounts it will have available to fund the reserve for payment of its expenses and liabilities during the three-year period following the effective date of the filing of the Certificate of Dissolution and the amounts it will have available for liquidating distributions to its stockholders are based on, among other things, certain assumptions with respect to the receipt of Potential Asset Sale Proceeds more fully described in the section of this proxy statement captioned “Conduct of Marin Following the Approval of the Plan of Dissolution—Liquidating Distributions.” If the Potential Asset Sale Proceeds actually received are significantly lower than Marin’s estimates, or if Marin does not receive the Potential Asset Sale Proceeds during the identified time frame, the amount distributed to Marin’s stockholders may be substantially less than the amount Marin currently estimates.

If Marin’s stockholders do not approve the Dissolution Proposal, it would be very difficult for Marin to continue its business operations.

If Marin’s stockholders do not approve the Dissolution Proposal, the Board will continue to explore what, if any, alternatives are available for the future of Marin in light of its business and operations. Possible alternatives include, among other things, seeking voluntary dissolution at a later time with potentially diminished assets, seeking bankruptcy protection (should Marin’s net assets decline to levels that would require such action) or investing Marin’s cash in another operating business. There can be no assurance that any of these alternatives would result in greater stockholder value than the proposed Dissolution and liquidation of Marin.

The Board may abandon or delay implementation of the Plan of Dissolution even if approved by Marin’s stockholders.

Even if Marin’s stockholders approve the Dissolution Proposal, the Board has reserved the right, in its discretion, to the extent permitted by Delaware law, to abandon or delay the filing of the Certificate of Dissolution or implementation of the Plan of Dissolution if such action is determined to be in the best interests of Marin, in order, for example, to permit Marin to pursue strategic alternatives. Any such decision to abandon or delay implementation of the filing of the Certificate of Dissolution or Plan of Dissolution may result in Marin incurring additional operating costs and liabilities, which could reduce the amount available for liquidating distributions to Marin’s stockholders. Additionally, Marin may, subject to approval by the Board but without further stockholder approval, make an assignment for benefit of its creditors under applicable state law, and thereby liquidate and wind up its affairs through such an assignment for benefit of creditors proceeding under applicable law, as further described below.

The payment of liquidating distributions, if any, to Marin’s stockholders could be delayed.

Although the Board has not established a firm timetable for liquidating distributions to Marin’s stockholders, the Board intends, subject to contingencies inherent in winding up Marin’s business, to make such liquidating distributions, if any, from time to time following the filing of the Certificate of Dissolution in light of when creditor claims and contingent liabilities are paid or settled. Marin is unable to predict the precise timing of any additional liquidating distributions or whether any liquidating distributions will occur at all. The timing of any such liquidating distributions will depend on and could be delayed by, among other things, any settlements of obligations to third parties. Additionally, a creditor could seek an injunction against the making of such distributions to Marin’s stockholders on the basis that the amounts to be distributed were needed to provide for the payment of Marin’s liabilities and expenses. Any action of this type could delay or substantially diminish the amount available for such distribution to Marin’s stockholders.

Marin will continue to incur claims, liabilities and expenses that will reduce the amount available for distribution.

Claims, liabilities and expenses from operations, such as operating costs, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses, will continue to be incurred as Marin winds up. These expenses could be much higher than currently anticipated and will reduce the amount of assets available for ultimate distribution to stockholders.

If Marin fails to create an adequate reserve for payment of its expenses and liabilities, each stockholder receiving liquidating distributions could be held liable for payment to Marin’s creditors of his, her or its pro rata share of amounts owed to creditors in excess of the reserve, up to the amount actually distributed to such stockholder in connection with the Dissolution.

If the Dissolution Proposal is approved by Marin’s stockholders, Marin expects to file a Certificate of Dissolution with the Delaware Secretary of State dissolving Marin. Pursuant to Delaware law, Marin will continue to exist for three years after its Dissolution, or as may be required to resolve any pending litigation matters, for the purpose of prosecuting and defending suits against Marin and enabling Marin to gradually close its business, dispose of its property, discharge its liabilities and to distribute to its stockholders any remaining assets. In the event that Marin fails to create during this three-year period an adequate reserve for payment of its expenses and liabilities (and, after accounting for its receipt of any Potential Asset Sale Proceeds, otherwise does not have sufficient assets for payment of its expenses and liabilities), creditors of Marin may be able to pursue claims against Marin’s stockholders directly to the extent that they have claims co-extensive with such stockholders’ receipt of liquidating distributions. Although the liability of any stockholder is limited to the amounts previously received by such stockholder from Marin pursuant to the Plan of Dissolution, this means that a stockholder could be required to return all liquidating distributions previously made to such stockholder and receive nothing from Marin under the Plan of Dissolution. Moreover, in the event a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. There can be no guarantee that the reserves established by Marin will be adequate to satisfy all such expenses and liabilities.

Further stockholder approval will not be required in connection with the implementation of the Plan of Dissolution, including for any sale of all or substantially all of Marin’s non-cash assets, if any, as contemplated in the Plan of Dissolution.

The approval of the Dissolution Proposal by Marin’s stockholders will also authorize, without further stockholder approval, the Board and, if applicable, the employees, consultants and advisors supervising or facilitating the dissolution and winding up of Marin to take such actions as they deem necessary, appropriate or desirable to implement the Plan of Dissolution and the transactions contemplated thereby. Accordingly, Marin may dispose of its non-cash assets, in a manner determined appropriate by the Board, without further stockholder approval.

Marin intends to seek relief from certain reporting requirements under the Exchange Act, which may substantially reduce publicly available information about Marin. If Marin fails to obtain such relief, Marin will continue to bear the expense of being a public reporting company despite having declining revenues and significant operating losses.

Marin’s common stock is currently registered under the Exchange Act, which requires that Marin, and its officers and directors with respect to Section 16 of the Exchange Act, comply with certain public reporting and proxy statement requirements thereunder. Compliance with these requirements is costly and time-consuming.  Marin anticipates that, contingent upon its stockholders approving the Plan of Dissolution, in order to curtail expenses, it will request relief from the SEC to suspend certain of its reporting obligations under the Exchange Act. If such relief is granted, publicly available information about Marin will be substantially reduced. However, the SEC may not grant such relief at all or on a timely basis, in which case Marin would be required to continue to incur substantial accounting, legal and other expenses associated with being a public company despite having declining revenues and significant operating losses.

Although the Board will be responsible for overseeing the Plan of Dissolution, the Board’s authority could effectively be transferred to another party.

Under Delaware law, a company’s board of directors retains ultimate decision-making authority following a company’s dissolution, and therefore the Board would initially be responsible for overseeing the Plan of Dissolution. However, pursuant to the Plan of Dissolution, for the purpose of effecting the Dissolution, the Company may hire or retain such employees, consultants and advisors as the Company deems necessary or desirable to supervise or facilitate the dissolution and winding up of the Company.

Interests of Marin’s stockholders in Marin after the Final Record Date may not be assignable or transferable.

Marin intends to discontinue recording transfers of shares of its common stock on the Final Record Date, and thereafter certificates representing shares of Marin’s common stock will not be assignable or transferable on Marin’s books except by will, intestate succession or operation of law.

Marin may be subject to U.S. federal and state income tax on the distribution of any property other than cash.

If Marin distributes any property other than cash in a liquidating distribution to its stockholders, Marin will recognize gain or loss as if such property were sold to the stockholders at its fair market value. Accordingly, Marin may be subject to U.S. federal and state income tax on a distribution of its property (other than cash), which may reduce the amount of cash available to distribute to its stockholders. The Internal Revenue Service (the “IRS”) or a state tax authority may challenge Marin’s valuation of any distributed property. As a result of such a challenge, the amount of gain or loss recognized by Marin and its stockholders on the property distributed might change.

The tax treatment of any liquidating distributions may vary from stockholder to stockholder, and the discussions in this proxy statement regarding such tax treatment are general in nature. You should consult your own tax advisor regarding the U.S. federal, state, local, and non-U.S. tax consequences to you of the Dissolution and your receipt of distributions pursuant to the Dissolution.

Marin has not requested a ruling from the IRS with respect to the anticipated tax consequences of the Plan of Dissolution and will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences of the Plan of Dissolution described in the proxy statement proves to be incorrect, the result could be increased taxation to Marin and/or Marin’s stockholders, thus reducing the benefit to Marin’s stockholders and Marin from the liquidation and distributions. Tax considerations applicable to particular stockholders may vary with and be contingent upon the stockholder’s individual circumstances.

Our stock transfer books will close on the date we file the Certificate of Dissolution with the Secretary of State of the State of Delaware, after which it will not be possible for stockholders to trade our stock.

We will close our stock transfer books and discontinue recording transfers of our common stock at the close of business on the date we file the Certificate of Dissolution with the Secretary of State of the State of Delaware. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books. The proportionate interests of each of our stockholders will be fixed on the basis of their respective stock holdings at the close of business on the date we file the Certificate of Dissolution with the Secretary of State of the State of Delaware, and, after such date, any distributions made by us shall be made solely to the stockholders of record at the close of business on such date.

THE SPECIAL MEETING

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board for use at the Special Meeting to be held on   , 2025 at 9:30 a.m. Pacific Time virtually via live webcast. The Special Meeting will be hosted via live webcast only. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/MRIN2025SM, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your proxy card.

Purpose

The Special Meeting is being held to request that stockholders consider and vote upon the Dissolution Proposal and the Adjournment Proposal, each as described in this proxy statement. A copy of the Plan of Dissolution is attached to this proxy statement at Appendix A and is incorporated herein by reference in its entirety.

Record Date; Stockholders Entitled to Vote

The Board has specified the close of business on  , 2025 as the Record Date for purposes of determining the stockholders of Marin who are entitled to receive notice of and to vote at the Special Meeting. Only Marin’s stockholders as of the Record Date are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were _________ shares of Marin’s common stock issued and outstanding and entitled to notice of and to vote at the Special Meeting. Each share of Marin’s common stock entitles its holder to one vote on all matters properly coming before the Special Meeting.

Quorum; Required Votes

The Special Meeting will be held only if a quorum, consisting of one-third of the voting power of all outstanding shares or our stock entitled to vote at the Special Meeting , is represented in person (virtually) or by proxy. For purposes of determining the existence of a quorum, the Preferred Share shall be deemed to entitle the holder thereof to have such voting power that is equal to the number of shares of common stock outstanding as of the Record Date. At the close of business on the Record Date, _______ shares of common stock were outstanding and eligible to vote at the Special Meeting, meaning that _______ shares of common stock must be represented at the Special Meeting in person (virtually) or by proxy in order to have a quorum.

The Dissolution Proposal must be approved by the affirmative vote of a majority of the voting power of the shares of capital stock of Marin outstanding as of the close of business on the Record Date. The Adjournment Proposal must be approved by the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal.

Broker Non-Votes and Abstentions

For each proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the effect of an “AGAINST” vote on each of the Proposals and will count for the purpose of determining whether a quorum is present at the Special Meeting. Generally, a broker non-vote occurs when shares held by a bank, broker or other nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner and (ii) the nominee lacks discretionary voting power to vote such shares. Under applicable stock exchange rules, banks, brokers and other nominees who hold shares of Marin’s common stock for beneficial owners have the discretion to vote on routine matters when they have not received voting instructions from those beneficial owners. On a non-routine matter, banks, brokers and other nominees do not have the discretion to direct the voting of the beneficial owners’ shares (as they do on a routine matter), and, if the beneficial owner has not provided voting instructions with respect to that matter, there will be a “broker non-vote” on the matter. None of the Proposals are routine matters.  Marin urges you to provide instructions to your bank, broker or other nominee so that your votes may be counted for each Proposal to be voted upon. You should provide voting instructions for your shares by following the instructions provided on the voting instruction form that you receive from your bank, broker or other nominee. Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the Special Meeting, will have the effect of a vote against the Dissolution Proposal and will have no effect on the Adjournment Proposal.

Please vote using your proxy or voting instruction card, or by telephone or over the internet (if those options are available to you), so your vote can be counted.

PROPOSAL NO.	PROPOSAL DESCRIPTION	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS (NON-VOTES)	EFFECT OF BROKER NON- VOTES
ONE	The Dissolution Proposal To approve the voluntary dissolution and liquidation of Marin pursuant to the Plan of Dissolution.	“FOR” votes of the holders of a majority of the voting power of the shares of capital stock of Marin outstanding as of the close of business on the Record Date.	Against	Against
TWO	The Adjournment Proposal To grant discretionary authority to the Board to adjourn the Special Meeting, from time to time, to a later date or dates, for the purpose of soliciting additional proxies.	“FOR” votes from a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal.	Against	No effect

Recommendation of the Board

The Board has unanimously approved and adopted the Plan of Dissolution and determined that the Dissolution and the other agreements and transactions contemplated by the Plan of Dissolution are advisable and in Marin’s and Marin’s stockholders’ best interests. The Board unanimously recommends that Marin’s stockholders approve the Dissolution pursuant Plan of Dissolution by voting “FOR” the approval of the Dissolution Proposal. For a description of the factors considered by the Board in making its determinations with respect to the Dissolution Proposal, see the section of this proxy statement captioned “Reasons for the Proposed Dissolution and Liquidation.” The Board also unanimously recommends that Marin’s stockholders vote “FOR” the Adjournment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DISSOLUTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

Solicitation of Proxies and Voting Procedures

Your shares may be voted at the Special Meeting only if you are present or represented by proxy. Whether or not you plan to attend the Special Meeting virtually, you are encouraged to submit a proxy to ensure that your shares will be represented.

If you are a stockholder of record, you may:

•
vote at the Meeting—by following the instructions at www.virtualshareholdermeeting.com/MRIN2025SM, where stockholders may vote and submit questions during the Special Meeting. The Special Meeting starts at 9:30 a.m. Pacific Time on    , 2025. Please have your 16-Digit Control Number to join the Special Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com;

•	vote via telephone or the Internet—in order to do so, please follow the instructions shown on your proxy card; or

•
vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Meeting in the envelope provided.

Votes submitted by telephone or Internet must be received by 11:59 pm Eastern Daylight Time on   , 2025. Submitting your proxy, whether via the Internet, by telephone or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend the Special Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee that will describe how to direct your nominee how to vote your shares.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, the Company and its agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. We have hired Alliance Advisors LLC to act as our proxy solicitor in conjunction with the Special Meeting. For these services, we will pay Alliance Advisors LLC a fee of $14,000, plus certain agreed fees based on the levels of services provided by them and amounts to cover certain agreed expenses. If you choose to access the proxy materials through the Internet, you are responsible for any Internet access charges you may incur.

Voting by, and Revocability of, Proxies

If you submit a proxy via the Internet, by telephone or by returning a signed proxy card by mail, your shares will be voted at the Special Meeting as you indicate. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the Dissolution Proposal and the Adjournment Proposal. If you hold your shares through an account with a bank or a broker, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you fail to correctly follow the instructions or your broker, bank or other nominee, your shares may not be voted. See the section of this proxy statement captioned “Broker Non-Votes and Abstentions” above for additional information.

A proxy may be revoked at any time prior to the voting at the Special Meeting by submitting a later dated proxy (including a proxy authorization submitted by telephone or electronically via the Internet prior to the deadline for submitting a proxy by telephone or via the Internet), by sending a properly signed written notice of such revocation to Marin’s Corporate Secretary in advance of the Special Meeting or by attending the Special Meeting virtually and voting by ballot. If your shares are held through a bank, broker or other nominee, you may change your voting instructions by submitting a later dated voting instruction form to your broker, bank or other nominee or fiduciary, or if you obtained a legal proxy from your broker, bank nominee or fiduciary giving you the right to vote your shares at the Special Meeting, by attending the Special Meeting virtually and voting by ballot. You should direct any written notices of revocation and related correspondence to Marin’s Corporate Secretary at ir@marinsoftware.com.

Preferred Share

On April 24, 2025, we issued to Christopher Lien, our Chief Executive Officer, one (1) share of Series A Preferred Stock, par value of $0.001 per share (the “Preferred Share”), for a purchase price of $0.01.

At the Special Meeting, if the number of shares of common stock, present in person or by proxy and entitled to vote on a Proposal at such meeting that voted “for” such Proposal is greater than the number of shares of common stock present in person or by proxy and entitled to vote thereon that voted “against” or “abstain” on such Proposal, then the Preferred Share entitles the holder thereof to (i) vote together with the holders of common stock, as a single class, on each of the Dissolution Proposal and the Adjournment Proposal, and (ii) cast a number of votes, in person or by proxy, on each of the Dissolution Proposal and the Adjournment Proposal equal to the number of shares of common stock outstanding on the Record Date.

The presence, in person or by proxy duly authorized, of the holders of record of -third of the voting power of all outstanding shares of our stock entitled to vote at the Special Meeting.  For purposes of determining the existence of a quorum at the Special, the Preferred Share shall be deemed to entitle the holder to have the voting power that is equal to the number of shares of common stock outstanding on the Record Date.

The Preferred Share shall, with respect to rights upon a liquidation, dissolution or winding up of the Company, rank (i) senior to the common stock and any other class or series of capital stock established by the Company in the future, the terms of which specifically provide that such series ranks junior to the Preferred Share as to the distribution of assets upon the Company’s liquidation, dissolution or winding up, (ii) on parity with any class or series of capital stock that the Company may establish in the future the terms of which specifically provide that such class or series ranks on parity with the Preferred Share with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up, and (iii) junior to any other class or series of capital stock established by the Company in the future, the terms which specifically provide that such class or series ranks senior to the Preferred Share as to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

No dividends shall be paid on the Preferred Share. Upon a liquidation, dissolution or winding up of the Company, the Preferred Share shall entitle the holder thereof, as such, to $0.01 (payable out of funds legally available therefor) before any distribution or payment shall be made to the holders of common stock. Neither the sale, lease or exchange of all or substantially all of the assets of the Company, nor the merger, consolidation, statutory conversion or statutory domestication of the Company with or to any other entity, shall be deemed to be a dissolution, liquidation or winding up of the Company.

The Preferred Share may be redeemed at any time in the sole discretion of the Board for $0.01, payable in cash and only out of funds legally available therefor.

The holder of the Preferred Share shall not, directly or indirectly, transfer such share or any interest in such share (by sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, bequest, devise or descent, by operation of law or by any other transfer or disposition of any kind, including to any receivers, creditors, trustees in bankruptcy or other insolvency proceeding) to any other person or entity without the prior consent of the Board; provided that this sentence shall not prohibit the grant or delivery of a proxy to any person designated or appointed by the Company to act on behalf of the holders of the Company’s capital stock who have so granted a proxy in connection with any meeting at which a Proposal is submitted to stockholders or any adjournment or postponement thereof. A purported transfer in violation of this paragraph shall be null and void ab initio. The notice required by Section 151(f) of the DGCL, shall contain a conspicuous legend of the restriction contemplated by this paragraph.

Attending the Special Meeting

If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to virtually attend and/or vote your shares at the Special Meeting. If you were a beneficial owner at the close of business on the Record Date (meaning your shares are held in “street name” through a bank, broker or other nominee), you may not vote your shares at the Special Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still virtually attend the Special Meeting even if you do not have a legal proxy.

Householding of Proxy Materials

Marin has adopted a procedure approved by the SEC called “householding,” under which Marin can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless it receives contrary instructions from one or more of the stockholders. This procedure reduces Marin’s printing and mailing costs. Stockholders who participate in “householding” will continue to be able to access and receive separate proxy cards. Upon written or oral request, Marin will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which it delivered a single copy of any of these documents.

Other Business

In addition to voting on the Dissolution Proposal and the Adjournment Proposal, stockholders may transact such other business as may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting by or at the direction of the Board. Marin does not expect that any matter other than such proposals will be brought before the Special Meeting. If, however, any other matter properly comes before the Special Meeting, proxy holders will vote thereon in accordance with their discretion.

Questions and Additional Information

If you have questions about the Dissolution, the Dissolution Proposal, the Adjournment Proposal or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Marin at ir@marinsoftware.com.

PROPOSAL 1: APPROVAL OF PLAN OF DISSOLUTION

General

The Board seeks, as a next step in its efforts to maximize stockholder value, to effect Marin’s Dissolution, including the monetization of Marin’s non-cash assets and the deregistration of Marin’s common stock with the SEC. In furtherance of these efforts, the Board is presenting the Dissolution Proposal for approval by Marin’s stockholders.

At the Special Meeting, Marin’s stockholders will be asked to approve the voluntary dissolution and liquidation of Marin pursuant to the Plan of Dissolution. The Board unanimously approved the Plan of Dissolution on April 9, 2025 and further recommended that Marin’s stockholders approve the Plan of Dissolution. Delaware law provides that a corporation may dissolve upon the recommendation of its board of directors, followed by the approval of its stockholders. At the Special Meeting, you will be asked to consider and vote upon the Dissolution Proposal and the Adjournment Proposal. Marin encourages you to read the Plan of Dissolution in its entirety.

If the Plan of Dissolution is approved by Marin’s stockholders, Marin will file a Certificate of Dissolution with the Delaware Secretary of State dissolving Marin. Pursuant to Delaware law, Marin will continue to exist for three years after the Dissolution or for such longer period as the Delaware Court of Chancery shall direct, or as may be required to resolve any pending litigation matters, for the purpose of prosecuting and defending suits against Marin and enabling Marin gradually to close its business, to dispose of its property, to discharge its liabilities and to distribute any remaining assets to its stockholders. The Plan of Dissolution also provides for the appointment, at the Board’s discretion, of the employees, consultants and advisors supervising or facilitating the dissolution and winding up of Marin. The proportionate interests of all of Marin’s stockholders will be fixed on the basis of their respective stock holdings at the close of business on the Final Record Date. Marin intends to discontinue recording transfers of shares of its common stock on the Final Record Date, and thereafter certificates representing shares of Marin’s common stock will not be assignable or transferable on Marin’s books except by will, intestate succession or operation of law. After the Final Record Date, any distributions made by Marin will be made solely to the stockholders of record as of the close of business on the Final Record Date, except as may be necessary to reflect subsequent transfers recorded on Marin’s books as a result of any assignments by will, intestate succession or operation of law.

Summary of the Plan of Dissolution and Dissolution Process

In connection with the Dissolution, Marin is required by Delaware law to pay or provide for payment of all of its liabilities and obligations, including making reasonable provision for the payment of contingent obligations. After filing a Certificate of Dissolution with the Delaware Secretary of State, Marin shall not engage in any business activities except for the purpose of winding up and liquidating its business and affairs, including, but not limited to:

•	prosecuting and defending suits, whether civil, criminal or administrative, by or against Marin;
•	converting Marin’s assets into cash or cash equivalents;
•	discharging or making provision for discharging Marin’s liabilities;
•	withdrawing from all jurisdictions in which Marin is qualified to do business;
•	distributing Marin’s remaining property among its stockholders according to their interests; and
•	doing every other act necessary to wind up and liquidate Marin’s business and affairs, but not for the purpose of continuing the business for which Marin was organized.

Delaware law provides that, following the approval of the Plan of Dissolution by Marin’s stockholders, the Board may take such actions as it deems necessary in furtherance of the Dissolution and the winding up of its operations and affairs. Marin intends to pay all of its expenses and other known, non-contingent liabilities. In addition, Marin expects to reserve approximately $100,000 of cash for expenses as well as unknown, contingent and/or conditional liabilities.  Marin cannot predict with certainty the amount of any liquidating distributions to its stockholders. Marin’s estimated total distributions are based on, among other things, the fact that, as of March 31, 2025, Marin had approximately $3.67 million in cash and cash equivalents, as well as certain assumptions with respect to revenues, expenses, assets and liabilities and the receipt of Potential Asset Sale Net Proceeds more fully described in the section of this proxy statement captioned “Conduct of Marin Following the Approval of the Plan of Dissolution—Liquidating Distributions.” Marin estimates that the cash distribution may range from $0.00 to $0.10 per share of common stock. The actual amount distributed could be lower, or there may be no cash distribution depending on future expenses as well as unknown, contingent and/or conditional liabilities.

If funds are available and to the extent permitted by Delaware law, Marin may make liquidating distributions from time to time following the effective date of the filing of the Certificate of Dissolution. Marin is unable to predict the precise amount or timing of any liquidating distributions (or whether any liquidating distributions will occur at all), as many of the factors influencing the amount of cash distributed to Marin’s stockholders in liquidating distribution(s) and/or the timing of such distributions cannot be currently quantified with certainty and are subject to change. The actual amounts and timing of any liquidating distributions may vary substantially, depending on, among other things, the timing and approval of the Dissolution Proposal, the actual operating expenses Marin incurs during the Dissolution and wind-up process, Marin’s ability to successfully defend, resolve and/or settle any litigation matters that may arise (and the timing of any such successful defense, resolution or settlement), whether Marin becomes subject to additional liabilities or claims (and the speed with which Marin is able to defend, resolve or discharge any such liabilities or claims), whether Marin incurs unexpected or greater than expected losses with respect to presently unknown, contingent and/or conditional liabilities, and the actual amount and timing of Potential Asset Sale Proceeds that Marin receives. Accordingly, Marin’s stockholders will not know the exact amount of any liquidating distributions that they may receive as a result of the Plan of Dissolution when they vote on the proposal to approve the Plan of Dissolution; they may receive substantially less than the amount Marin currently estimates or that they otherwise expect to receive, including if the Dissolution Proposal is not approved. See the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution.”

Any liquidating distributions from Marin will be made to stockholders according to their holdings of common stock as of the Final Record Date. Any such distributions to stockholders will be in complete redemption and cancellation of all of the outstanding shares of Marin’s capital stock.

During the liquidation of Marin’s assets, Marin will pay certain of its officers, directors, employees, independent contractors and agents, or any of them, compensation for services rendered in connection with the implementation of the Plan of Dissolution. See the section of this proxy statement captioned “Proposal 1: Approval of Plan of Dissolution–Interests of Certain Persons in the Dissolution.” Such compensation is not expected to be materially different from the compensation that would be paid to an outside party for similar services. Marin will also continue to indemnify its officers, directors, employees, independent contractors and agents to the maximum extent specified under existing agreements and in accordance with applicable law, Marin’s certificate of incorporation and bylaws and any contractual arrangements, for actions taken in connection with the implementation of the Plan of Dissolution.

Reasons for the Proposed Dissolution and Liquidation

As part of Marin’s evaluation process, the Board considered the risks and timing of each alternative available to Marin and consulted with management and Marin’s legal advisors. In arriving at its determination that the Plan of Dissolution is advisable and in Marin’s best interests and is the preferred strategic option for Marin, the Board carefully considered the terms of the Plan of Dissolution and the dissolution process under Delaware law, as well as other available strategic alternatives. In approving the Plan of Dissolution, the Board considered such terms and alternatives, as well as the following factors:

•	the fact that Marin’s revenues are declining;
•	the fact that Marin expects to continue to incur significant operating losses, experience negative operating cashflows and spend down its dwindling cash resources;
•	the fact that there is a substantial doubt about Marin’s ability to continue as a going concern;
•	the fact that Marin expects that it may be required to initiate further headcount reductions and other cost savings activities;
•	the fact that Marin remains a publicly traded company, complete with the substantial accounting, legal and other expenses typical for a public company;
•	the fact that Marin engaged a financial advisor and conducted an evaluation to identify strategic alternatives, including a merger, asset sale or other corporate transaction;

•
the fact that Marin’s efforts to date to explore and complete a strategic transaction that would have a reasonable likelihood providing value to our stockholders in excess of the amount stockholders would receive in a liquidation have been unsuccessful;

•	the anticipated timing of liquidating distributions of cash to Marin’s stockholders in a dissolution compared to other potential strategic alternatives;
•
the terms and conditions of the Plan of Dissolution, including the provisions that permit the Board to abandon the plan prior to the effective time of the dissolution if it determines that, in light of new proposals presented or changes in circumstances, the Dissolution is no longer advisable and in Marin’s best interests and the best interests of Marin’s stockholders;

•
the fact that Delaware corporate law requires that the dissolution of a corporation be approved by the affirmative vote of a majority of the voting power of the outstanding shares of capital stock of Marin, which ensures that the Board will not be taking actions with respect to the Dissolution of which a majority of Marin’s stockholders disapprove; and

•
the fact that approval of the Plan of Dissolution by the requisite vote of Marin’s stockholders authorizes the Board and officers to implement and amend the Plan of Dissolution without further stockholder approval.

The Board also considered the following risks in arriving at its conclusion that dissolving and liquidating Marin is in Marin’s best interests and the best interests of Marin’s stockholders:

•	the uncertainty of the timing, nature and amount of any liquidating distributions to stockholders;
•
the possibility that liquidation would not yield distributions to stockholders in excess of the amount that stockholders could have received upon a sale or other transaction involving Marin or a sale of shares on the open market;

•	the risks associated with the sale of Marin’s non-cash assets as part of the Plan of Dissolution;
•	the possibility that the price of Marin’s common stock might have increased in the future to a price greater than the current price or the value of the assets distributed in liquidation;
•
the possibility that certain of Marin’s executive officers and directors may have financial interests in the Dissolution that may be different from, or in addition to, the interests of Marin’s stockholders generally;

•	the risk that Marin’s stockholders may be required to return to creditors some or all of the liquidating distributions; and
•
the fact that, if the Plan of Dissolution is approved by Marin’s stockholders, Marin anticipates that stockholders would generally not be permitted to transfer shares of Marin’s common stock after the effective date of Marin’s filing of the Certificate of Dissolution with the Delaware Secretary of State.

The Board also considered the other factors described in the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution” and in the section captioned “Risk Factors” in Marin’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024, as amended on March 6, 2024, and Marin’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2024, filed with the SEC on May 2, 2024, the three months ended June 30, 2024, filed with the SEC on August 1, 2024, and the three months ended September 30, 2024, filed with the SEC on November 12, 2024, in deciding to approve, and recommend that Marin’s stockholders approve, the Plan of Dissolution.

In view of the variety of factors considered in connection with its evaluation of the Plan of Dissolution, the Board did not find it practical, and did not quantify or otherwise attempt, to assign relative weight to the specific factors considered in reaching its conclusions. In addition, the Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above. In considering the factors described above, individual members of the Board may have given different weight to different factors.

Marin cannot offer any assurance that the liquidation value per share of Marin’s common stock will equal or exceed the price or prices at which such shares recently have traded or could trade on Nasdaq or over-the-counter in the future. However, the Board believes that it is in Marin’s best interests and the best interests of Marin’s stockholders to distribute to the stockholders Marin’s net assets pursuant to the Plan of Dissolution. If Marin’s stockholders do not approve the Plan of Dissolution, the Board will explore what, if any, alternatives are available in light of Marin’s business and operations.

Possible other strategic alternatives include selling all of Marin’s assets or seeking voluntary dissolution at a later time and with diminished assets. At this time, the Board has considered all of these options and has determined that it is in Marin’s best interests and in the best interests of Marin’s stockholders to dissolve Marin and periodically return its cash to Marin’s stockholders. The Board retains the right to abandon the Plan of Dissolution prior to or after the effective time of the dissolution. See the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution.”

Dissolution Under Delaware Law

Delaware law provides that a corporation may dissolve upon the approval of its board of directors followed by a majority vote of its stockholders. Following such approval, the dissolution is effected by filing a certificate of dissolution with the Delaware Secretary of State. The corporation is dissolved upon the effective time of its certificate of dissolution.

Under Delaware law, once a corporation is dissolved, it continues its corporate existence for three years, but may not carry on any business except that appropriate to wind up and liquidate its business and affairs. The process of winding up includes, among other things:

•	the settling and closing of any business;
•	the disposition and conveyance of any property;
•	the discharge of any liabilities, including making reasonable provision for contingent and likely future claims;
•	the prosecution and defense of any lawsuits; and
•	the distribution of any remaining assets to stockholders.

If any action, suit or proceeding is commenced by or against the corporation before or within the three-year winding up period (or any extension thereof granted by a court), the corporation will, solely for the purpose of such action, suit or proceeding, automatically continue to exist beyond the three-year period until any judgments, orders or decrees are fully executed.

Absence of Appraisal Rights

Under Delaware law, Marin’s stockholders are not entitled to appraisal, dissenters’ or similar rights in connection with the Dissolution.

Conduct of Marin Following the Approval of the Plan of Dissolution

This section of the proxy statement describes material aspects of the proposed Plan of Dissolution and the steps Marin, the Board and, if applicable, the employees, consultants and advisors supervising or facilitating the dissolution and winding up of Marin expect to take pursuant thereto. While Marin believes that this description covers the material terms of the Plan of Dissolution, this summary may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the section captioned “Summary of the Plan of Dissolution and Dissolution Process” and the Plan of Dissolution attached as Appendix A to this proxy statement, and the other documents delivered with this proxy statement for a more complete understanding of the Plan of Dissolution.

Approval of Plan of Dissolution; Appointment of Employees, Consultants and Advisors Supervising or Facilitating the Dissolution and Winding Up of Marin

To become effective, the Dissolution must be approved by the affirmative vote of a majority of the outstanding shares of capital stock of Marin. The approval of the Plan of Dissolution by the requisite vote of the holders of Marin’s common stock will constitute adoption of the Dissolution and of the Plan of Dissolution and a grant of full and complete authority for the Board and officers, without further stockholder action, to proceed with the Dissolution in accordance with any applicable provision of the Delaware law, including the authority to dispose of all of Marin’s non-cash assets. The Plan of Dissolution also provides for the appointment, at the Board’s discretion, of employees, consultants and advisors supervising or facilitating the dissolution and winding up of Marin to oversee the sale of Marin’s assets and Marin’s liquidation and wind up. If the number of shares of common stock, present in person or by proxy and entitled to vote on a Proposal at such meeting that voted “for” such Proposal is greater than the number of shares of common stock present in person or by proxy and entitled to vote thereon that voted “against” or “abstain” on such Proposal, then the Preferred Share shall entitle the holder thereof, as such, to (i) vote together with the holders of common stock, as a single class, on each of the Dissolution Proposal and the Adjournment Proposal, and (ii) cast a number of votes, in person or by proxy, on each of the Dissolution Proposal and the Adjournment Proposal equal to the number of shares of common stock outstanding on the record date for determining stockholders entitled to vote on the Dissolution Proposal and the Adjournment Proposal.

Dissolution and Liquidation

If the Dissolution is approved by the requisite vote of Marin’s stockholders, the steps set forth below may be completed at such times as the Board, in its discretion and in accordance with Delaware law, deems necessary, appropriate or advisable in Marin’s best interests and the best interests of Marin’s stockholders:

•	the filing of a Certificate of Dissolution with the Delaware Secretary of State;
•
the cessation of all of Marin’s business activities except those relating to winding up and liquidating its business and affairs, including, but not limited to, prosecuting and defending suits by or against Marin;

•	the collection, sale, exchange or other disposition of all or substantially all of Marin’s non-cash property and assets, if any, in one transaction or in several transactions;
•
the defense, resolution and/or settlement of any litigation against Marin, and the making of reasonable provision to pay insurance retentions and legal fees in connection with any such lawsuit or claim;

•	the payment of or the making of reasonable provision to pay all known claims and obligations, including all contingent, conditional or un-matured contractual claims known to Marin;
•
the making of such provision as will be reasonably likely to be sufficient to satisfy any claims that have not been made known to Marin or that have not arisen but that, based on facts known to Marin, are likely to arise or become known to Marin within ten years after the date of dissolution;

•	the setting aside of a reserve consisting of cash and/or property to satisfy such claims and contingent obligations;
•	the payment of any liquidating distribution to Marin’s stockholders of record, determined as of the Final Record Date;
•	the pro rata distribution to Marin’s stockholders of the remaining assets of Marin after payment or provision for payment of claims against and obligations of Marin; and
•	the taking of any and all other actions permitted or required by Delaware law and any other applicable laws and regulations.

The Board may, to the fullest extent permitted by law, amend the Plan of Dissolution without further stockholder approval if it determines that such amendment is in the best interest of Marin. In addition, if the Board determines that the Dissolution is not in Marin’s best interest, the Board may direct that the Plan of Dissolution, and therefore the Dissolution of Marin, be abandoned.

Liquidating Distributions

Subject to the availability of funds, Marin’s may make liquidating distributions to its stockholders of record as of the Final Record Date from time to time, as permitted by Delaware law. Delaware law requires that, prior to making any liquidating distribution, Marin pay or provide for payment of all of Marin’s liabilities and obligations, including contingent liabilities. In determining whether adequate provision is being made for any outstanding liabilities or wind down costs, the Board may consider a variety of factors. For example, in the case of outstanding disputed or contingent liabilities, considerations may include the estimated maximum amount of the claim and the likelihood that the claim will be resolved in the claimant’s favor or that the contingency will occur. Further, Marin’s ability to make liquidating distributions could be adversely affected if any unanticipated liabilities or claims arise prior to the anticipated distribution.

Uncertainties as to the amount of liabilities make it impossible to predict precisely the aggregate amount that will ultimately be available for distribution, if anything. Marin will continue to incur claims, liabilities and expenses (including operating costs, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses) following the approval of the dissolution and liquidation of Marin pursuant to the Plan of Dissolution. These claims, liabilities and expenses will reduce the amount of cash and assets available for ultimate distribution to Marin’s stockholders.

Marin cannot predict with certainty the amount of any liquidating distributions to its stockholders or whether it will be able to make liquidating distributions at all. However, based on the information currently available to it, Marin estimates that the cash distribution will be between $0.00 and $0.10 per share of common stock. The actual amount distributed could be lower, or there may be no cash distribution depending on future expenses as well as unknown, contingent and/or conditional liabilities. This estimated range of the amount that may be available for distribution assumes, among other things:

•	that there will be no lawsuits filed against Marin or its officers or directors prior to or following the approval of the dissolution and liquidation pursuant to the Plan of Dissolution;
•	that the Dissolution will be completed within three years;
•
a reserve of approximately $100,000 to pay expenses and satisfy unknown, contingent and/or conditional liabilities during the three-year period following the effective date of the filing of the Certificate of Dissolution;

•	the receipt by Marin of Potential Asset Sale Net Proceeds consistent with Marin’s current expectations; and
•	that the amount of Marin’s estimated expenses to complete the Dissolution will not exceed the estimates contained in the table below.

Any one or more of these assumptions may prove to be wrong, which could reduce the amount available to distribute to Marin’s stockholders.

The following table sets forth the basis for Marin’s estimate of the range of potential liquidating distributions. The following table is based upon, among other things, the assumptions set forth above and estimates of certain revenues, expenses, assets and liabilities. If Marin’s assumptions or estimates contained therein prove to be incorrect, Marin’s stockholders may ultimately receive substantially more or less than the amounts estimated here. Marin does not plan to resolicit stockholder approval for the Dissolution even if the amount ultimately distributed to Marin’s stockholders changes significantly from the estimates set forth below or elsewhere in this proxy statement.

Cash balance at March 31, 2025	$3,670,000
Estimated revenue for April 1, 2025 – June 30, 2025	$550,000 - $675,000
Estimated payment to be received for Q1 2025 under
Google Search Ads Innovation Agreement	$1,780,000
Estimated collection of accounts receivable as of March 31, 2025	$1,065,000 - $1,415,000
Accounts payable and accrued expenses as of March 31, 2025	$(1,275,000)
Estimated operating expenses for April 1, 2025 – June 30, 2025	$(1,365,000)
Estimated employee severance costs	$(3,100,000)
Estimated dissolution and liquidation expenses	$(650,000) - $(750,000)
Estimated directors’ and officers’ insurance run-off policy	$(1,000,000)
Potential asset sale net proceeds	$0 - $250,000
Reserve	$100,000

The actual amounts of any liquidating distributions may vary substantially, depending on, among other things, whether Marin becomes subject to additional liabilities or claims. See the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution.” Although the Board has not established a firm timetable for any liquidating distributions, subject to availability of funds and contingencies inherent in winding up Marin’s business, the Board intends to make such distributions from time to time following the filing of the Certificate of Dissolution.

Final Record Date

The Final Record Date will be the close of business on the day prior to the date that the Certificate of Dissolution is filed with the Delaware Secretary of State. Marin intends to close its stock transfer books and discontinue recording transfers of shares of Marin’s common stock on the Final Record Date, and thereafter certificates representing shares of Marin’s common stock will not be assignable or transferable on Marin’s books except by will, intestate succession or operation of law. After the Final Record Date, Marin will not issue any new stock certificates, other than replacement certificates. It is anticipated that no further trading of Marin’s shares will occur after the Final Record Date.

All liquidating distributions from Marin, or as a result of an assignment for the benefit of creditors, on or after the Final Record Date, if any, will be made to stockholders of record as of the Final Record Date according to their holdings of common stock as of the Final Record Date. Subsequent to the Final Record Date, Marin may at its election require stockholders to surrender certificates representing their shares of common stock in order to receive subsequent distributions. Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates should be required, all distributions otherwise payable by Marin to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder’s certificate evidencing the common stock has been lost, stolen or destroyed, the stockholder may be required to furnish Marin with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

Amount and Timing of Expected Liquidating Distributions to Stockholders

Marin will pay all of its expenses and other known, non-contingent liabilities. In addition, Marin expects to reserve approximately $100,000 of cash for expenses as well as unknown, contingent and/or conditional liabilities.  Marin cannot predict with certainty the amount of any liquidating distributions to its stockholders. As of March 31, 2025, Marin had approximately $3.67 million in cash, as well as certain assumptions with respect to revenues, expenses, assets and liabilities and the receipt of Potential Asset Sale Net Proceeds more fully described in the section of this proxy statement captioned “Conduct of Marin Following the Approval of the Plan of Dissolution—Liquidating Distributions.” The actual amount distributed in the future could be lower, or there may be no cash distribution depending on future expenses as well as unknown, contingent and/or conditional liabilities.

If funds are available and to the extent permitted by Delaware law, Marin intends to make liquidating distributions from time to time following the effective date of the filing of the Certificate of Dissolution. Marin is unable to predict the precise amount or timing of any additional liquidating distributions (or whether any liquidating distributions will occur at all), as many of the factors influencing the amount of cash distributed to Marin’s stockholders in liquidating distribution(s) and/or the timing of such distributions cannot be currently quantified with certainty and are subject to change. The actual amounts and timing of any liquidating distributions may vary substantially, depending on, among other things, the timing and approval of the Dissolution Proposal, the actual operating expenses Marin incurs during the dissolution and wind-up process, Marin’s ability to successfully defend, resolve and/or settle any litigation matters that may arise (and the timing of any such successful defense, resolution or settlement), whether Marin becomes subject to additional liabilities or claims (and the speed with which Marin is able to defend, resolve or discharge any such liabilities or claims), whether Marin incurs unexpected or greater than expected losses with respect to presently unknown, contingent and/or conditional liabilities, and the actual amount and timing of any Potential Asset Sale Proceeds that Marin receives. Accordingly, Marin’s stockholders will not know the exact amount of any liquidating distributions that they may receive as a result of the Plan of Dissolution when they vote on the proposal to approve the Plan of Dissolution; they may receive substantially less than the amount Marin currently estimates or that they otherwise expect to receive, including if the Dissolution Proposal is not approved. See the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution.”

Potential Sale of Marin Assets

The Plan of Dissolution contemplates the potential sale of up to all of Marin’s non-cash assets if and at such time as the Board or the employees, consultants and advisors supervising or facilitating the dissolution and winding up of Marin, if applicable, may approve, without further stockholder approval. The Plan of Dissolution does not specify the manner in which Marin may sell its assets. Such sales could take the form of sales of individual assets, sales of groups of assets organized by type of asset or otherwise, a single sale of all or substantially all of Marin’s assets, or some other form of sale. The assets may be sold to one or more purchasers in one or more transactions over a period of time. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board. Marin does not anticipate amending or supplementing this proxy statement to reflect any such agreement or sale, unless required by applicable law, or selling any additional assets in the future. See the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution.”

Contingent Liabilities; Reserves

Under Delaware law, Marin is required, in connection with the Dissolution, to pay or make reasonable provision for payment of its liabilities and obligations. Marin will pay all of its expenses (including operating and wind-up expenses to be incurred throughout the dissolution and wind-up process) and other known, non-contingent liabilities. Marin has used and anticipates continuing to use cash until the end of the three-year period following the effective date of the filing of the Certificate of Dissolution for a number of items, including, but not limited to, the following:

•	ongoing operating expenses;
•	expenses, including retention amounts, incurred in connection with extending Marin’s directors’ and officers’ insurance coverage;
•	expenses incurred in connection with the Dissolution;
•	taxes imposed upon Marin and any of its assets; and
•	professional, legal, consulting and accounting fees.

Marin will maintain a reserve, consisting of cash or other assets that Marin believes will be adequate for the satisfaction of all of its current unknown, contingent and/or conditional claims and liabilities. Marin may also take other steps to provide for the satisfaction of the reasonably estimated amount of such claims and liabilities, including acquiring insurance coverage with respect to certain claims and liabilities. Marin currently estimates that it will maintain a cash reserve of approximately $150,000 of cash for expenses as well as unknown, contingent and/or conditional liabilities during the three-year period following the effective date of the filing of the Certificate of Dissolution.

The estimated amount of the reserve is based upon certain estimates and assumptions and a review of Marin’s estimated operating expenses and future estimated liabilities, including, without limitation, estimated operating costs, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses, and accrued expenses reflected in Marin’s financial statements. There can be no assurance that the reserve will be sufficient. If any of Marin’s estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and consulting fees) necessary to dissolve and liquidate Marin and the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate, Marin may be required to increase the amount of the reserve. After the liabilities, expenses and obligations for which the reserve is established have been satisfied in full (or determined not to be owed), Marin will distribute to its stockholders any remaining portion of the reserve.

In the event Marin fails to create an adequate reserve for the payment of its expenses and liabilities and amounts have been distributed to the stockholders under the Plan of Dissolution, creditors of Marin may be able to pursue claims against Marin’s stockholders directly to the extent that they have claims co-extensive with such stockholders’ receipt of liquidating distributions. See the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution—If Marin fails to create an adequate reserve for payment of its expenses and liabilities, each stockholder receiving liquidating distributions could be held liable for payment to Marin’s creditors of his, her or its pro rata share of amounts owed to creditors in excess of the reserve, up to the amount actually distributed to such stockholder in connection with the Dissolution.”

If Marin were held by a court to have failed to make adequate provision for its expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the reserve, a creditor of Marin’s could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of Marin’s expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Dissolution.

Reporting Requirements

Whether or not the Plan of Dissolution is approved, Marin continues to have an obligation to comply with the applicable reporting requirements of the Exchange Act. Marin intends to seek relief from the SEC from certain reporting requirements under the Exchange Act, which may substantially reduce publicly available information about Marin. However, the SEC may not grant Marin the requested relief, in which case Marin would be required to continue to bear the expense of complying with all applicable reporting requirements under the Exchange Act. The costs of compliance with such reporting requirements would reduce the amount which otherwise could be distributed to stockholders. See the section of this proxy statement captioned “Risk Factors to be Considered by Stockholders in Deciding whether to Approve the Plan of Dissolution—Marin intends to seek relief from certain reporting requirements under the Exchange Act, which may substantially reduce publicly available information about Marin. If Marin fails to obtain such relief, Marin will continue to bear the expense of being a public reporting company despite having no significant source of revenue.”

Interests of Certain Persons in the Dissolution

Certain of Marin’s executive officers and directors may have financial interests in the Dissolution that may be different from, or in addition to, the interests of Marin’s stockholders generally. In particular:

•
during the liquidation of Marin’s assets, Marin will pay certain of its officers, directors, service providers and agents, or any of them, compensation for services rendered in connection with the implementation of the Plan of Dissolution. Such compensation is not expected to be materially different from the compensation that would be paid to an outside party for similar services;

•
as of April 15, 2025, Marin’s directors and executive officers beneficially held an aggregate of 301,383 shares of Marin’s common stock, including an aggregate of 47,156 options with exercise prices ranging from $24.00 to $268.38 per share of common stock. The estimated aggregate value of such shares of Marin’s common stock as of April 15, 2025 (based upon the $0.55 per share closing price of Marin’s common stock as of such date) is $165,761, or $139,825 excluding the value of all options exercisable. Marin’s directors and executive officers who own shares of Marin’s common stock will be entitled to receive, on the same terms and conditions as Marin’s other stockholders, the same distributions and other benefits that Marin’s stockholders would receive when Marin makes liquidating distributions to Marin’s stockholders of record; and

•	Marin’s directors and officers may be entitled to indemnification and insurance coverage from Marin.

The Board was aware of those potentially differing interests and considered them, among other matters, in evaluating the Plan of Dissolution and in reaching its decision to approve such plan and the actions contemplated thereby, as more fully discussed in the section of this proxy statement captioned “Reasons for Recommending the Proposed Dissolution and Liquidation.”

Equity Compensation Plan Information

The following table presents information as of April 15, 2025 with respect to our compensation plans under which shares of our common stock may be issued. The category “Equity compensation plans approved by security holders” in the table below consists of the 2006 Plan, the 2013 EIP, the 2013 A&R EIP and the 2013 A&R ESPP.

Plan category	Number of securities to be issued upon exercise of outstanding options and restricted stock units (#)	Weighted- average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	56,395(1)	65.62(2)	449,586(3)
Equity compensation plans not approved by security holders	—	—	—
Total	56,395	65.62	449,586

(1)	Excludes purchase rights accruing under the 2013 A&R ESPP.
(2)	The weighted average exercise price relates solely to shares subject to outstanding stock options, as shares subject to restricted stock units have no exercise price.
(3)
Consists of 71,926 shares that remained available for purchase under the 2013 A&R ESPP and 377,660 shares of common stock that remained available for grant under the 2013 A&R EIP. Any such shares of common stock that are subject to outstanding awards under the 2013 EIP that are issuable upon the exercise of options that expire or become unexercisable for any reason without having been exercised in full will be forfeited and will be available for future grant and issuance under the 2013 A&R EIP.

Director and Named Executive Officer Equity Holdings

The table below sets forth, with respect to each director and named executive officer of Marin, as applicable, as of April 15, 2025 (i) the number of shares of Marin’s common stock beneficially owned without restriction by each individual, (ii) the value of each individual’s common stock (based upon the $0.55 per share closing price of Marin’s common stock as of such date) and (iii) the percentage of the total number of issued and outstanding shares of Marin’s common stock held by each individual (based upon 3,188,518issued and outstanding shares of Marin’s common stock as of that date).

Name of Beneficial Owner	Number of Shares Beneficially Owned	Value of Common Stock ($)	Percentage of Shares Beneficially Owned	Percentage of Voting Shares Outstanding
Directors and Named Executive Officers
L. Gordon Crovitz	39,910	$21,951	1.2	1.0
Donald P. Hutchison	39,917	$21,954	1.2	1.0
Brian Kinion	39,299	$21,614	1.2	1.1
Christopher Lien	57,340	$31,537	1.8	1.4
Daina Middleton	44,958	$24,529	1.4	1.1
Diena Lee Mann	18,743	$10,309	*	*
Wister Walcott	44,282	$24,355	1.4	1.2
Robert Bertz	17,294	$9,512	*	*
All directors and named executive officers as a group (8 persons)(9)	301,383	$165,761	9.3	8.0
∗      Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

Employment Agreements and Other Arrangements with Executive Officers

Offer Letters and Arrangements

We have entered into employment offer letters with each of our named executive officers.

Christopher Lien. We entered into an offer letter agreement with Mr. Lien, our Chief Executive Officer, in August 2016. Pursuant to the offer letter, Mr. Lien’s initial base salary was established at $400,000 per year. He was eligible to receive a bonus targeted at 100% of his base salary, prorated for the portion of fiscal 2016 that he was employed at the Company. Mr. Lien’s employment is at will and may be terminated at any time, with or without cause, subject to the severance obligations described below.

Wister Walcott. We entered into an offer letter agreement with Mr. Walcott, our Co-Founder, Executive Vice President Product and Technology, in August 2016. Pursuant to the offer letter, Mr. Walcott’s initial base salary was established at $300,000 per year. He was eligible to receive a bonus targeted at 50% of his base salary, prorated for the portion of fiscal 2016 that he was employed at the Company. On September 7, 2016, in accordance with the terms of his offer letter, Mr. Walcott was granted a stock option to purchase 32,858 shares of our common stock at an exercise price of $17.15 per share, which was equal to the fair market value of our common stock on the date the option was granted as determined by our Board. This option was subject to vesting, with 25% of the shares vesting on the first anniversary of the vesting commencement date and the remainder vesting monthly over the remaining three years, such that the shares subject to the option fully vested in October 2020. Mr. Walcott’s employment is at will and may be terminated at any time, with or without cause, subject to the severance obligations described below.

Robert Bertz. We entered into an offer letter agreement with Mr. Bertz, our Chief Financial Officer, in December 2019 upon his promotion to Chief Financial Officer. Pursuant to the offer letter, Mr. Bertz’s initial base salary was established at $275,000 per year. He was eligible to receive a bonus targeted at 50% of his base salary, prorated for the portion of fiscal 2019 that he was employed at the Company as Chief Financial Officer. On May 7, 2019, in accordance with the terms of his original offer letter to serve as our Controller, Mr. Bertz was granted a RSU award with respect to 20,000 shares. This RSU was subject to vesting, with 25% of the shares vesting on May 7, 2020 and the remainder vesting annually over the next three years thereafter subject to Mr. Bertz continuing to provide services to the Company, such that the shares subject to the RSU fully vested in May 2023. On December 9, 2019, in accordance with the terms of his December 2019 offer letter to serve as our Chief Financial Officer, Mr. Bertz was granted an additional RSU award with respect to 20,000 shares. This RSU was subject to vesting, with 25% of the shares vesting on December 9, 2020 and the remainder vesting annually over the next three years thereafter subject to Mr. Bertz continuing to provide services to the Company, such that the shares subject to the RSU fully vested in December 2023. Mr. Bertz’s base salary was increased to $300,000 per year effective as of August 1, 2021. Mr. Bertz’s employment is at will and may be terminated at any time, with or without cause, subject to the severance obligations described below.

Change in Control and Severance Agreements

Messrs. Lien, Walcott and Bertz are each party to an Amended and Restated Change in Control and Severance Agreement with the Company, most recently as amended effective March 15, 2025 (each a “Change in Control and Severance Agreement”), that provide for potential payments and benefits in the event of employment termination.

Mr. Lien’s Change in Control and Severance Agreement provides as follows:

•
Term: The agreement initially became effective on April 12, 2018 for an initial three-year term, and, in accordance with its terms, automatically renewed for additional three-year terms, most recently on April 12, 2024, and a new three-year term commenced when the agreement was amended and restated effective March 15, 2025. The agreement provides that it terminates upon the earlier of April 12, 2024 or the date Mr. Lien’s employment is terminated for a reason other than a “qualifying termination.” A “qualifying termination” is defined as (1) a “change in control qualifying termination”, or a separation occurring within five months preceding or 12 months following a change in control resulting from termination of Mr. Lien’s employment for any reason other than cause or Mr. Lien voluntarily resigning his employment for good reason; or (2) a separation that is not a “change in control qualifying termination” resulting from termination of Mr. Lien’s employment for any reason other than cause or Mr. Lien voluntarily resigning his employment for good reason. The agreement shall automatically renew and continue in effect for three-year periods from each scheduled expiration date, unless the Company provides notice of non-renewal at least three months prior to a scheduled expiration date.

•
Termination other than in connection with a change in control. In the event of a termination without cause other than in connection with a change in control, Mr. Lien would be entitled to receive severance benefits equal to four and a half (4.5) months of his then current annual base salary, 37.5% of his annual target bonus at the then-current rate, and the monthly benefits premium under COBRA for four and a half (4.5) months.

•
Termination in connection with a change in control. In the event of a qualifying termination, following a change in control (as defined in the severance agreement) of our Company, Mr. Lien would be entitled to receive severance benefits equal to 18 months of his then-current annual base salary, 150% of his annual target bonus at the then-current rate, and the monthly benefits premium under COBRA for 18 months. In addition, the shares underlying all unvested equity awards held by him or her immediately prior to such termination will become vested and exercisable in full.

Mr. Walcott’s Change in Control and Severance Agreement provides as follows:

•
Term: The agreement initially became effective on April 12, 2018 for an initial three-year term and, in accordance with its terms, automatically renewed for additional three-year terms, most recently on April 12, 2024, and a new three-year term commenced when the agreement was amended and restated effective March 15, 2025. The agreement provides that it terminates upon the earlier of April 12, 2024 or the date employment is terminated for a reason other than a “qualifying termination.” A “qualifying termination” is defined as (1) a “change in control qualifying termination”, or a separation occurring within five months preceding or 12 months following a change in control resulting from termination of the individual’s employment for any reason other than cause or the individual voluntarily resigning his employment for good reason; or (2) a separation that is not a “change in control qualifying termination” resulting from termination of the individual’s employment for any reason other than cause or the individual voluntarily resigning his employment for good reason. The agreement shall automatically renew and continue in effect for three-year periods from each scheduled expiration date, unless the Company provides notice of non-renewal at least three months prior to a scheduled expiration date.

•
Termination other than in connection with a change in control. In the event of a termination without cause other than in connection with a change in control, the executive would be entitled to receive severance benefits equal to three months of his then current annual base salary, 25% of the executive’s annual target bonus at the then-current rate, and the monthly benefits premium under COBRA for three months.

•
Termination in connection with a change in control. In the event of a qualifying termination, following a change in control (as defined in the severance agreement) of our Company, the executive would be entitled to receive severance benefits equal to 12 months of his then-current annual base salary, 100% of the executive’s annual target bonus at the then-current rate, and the monthly benefits premium under COBRA for 12 months. In addition, the shares underlying all unvested equity awards held by him immediately prior to such termination will become vested and exercisable in full.

Mr. Bertz’s current Change in Control and Severance Agreement provides as follows:

•
Term: The agreement initially became effective on January 28, 2021 and automatically renewed for a subsequent three-year period beginning as of January 28, 2024, and a new three-year term commenced when the agreement was amended and restated effective March 15, 2025. A “qualifying termination” is defined as (1) a “change in control qualifying termination”, or a separation occurring within five months preceding or 12 months following a change in control resulting from termination of the individual’s employment for any reason other than cause or the individual voluntarily resigning his employment for good reason; or (2) a separation that is not a “change in control qualifying termination” resulting from termination of the individual’s employment for any reason other than cause or the individual voluntarily resigning his employment for good reason. The agreement shall automatically renew and continue in effect for three-year periods from each scheduled expiration date, unless the Company provides notice of non-renewal at least three months prior to a scheduled expiration date.

•
Termination other than in connection with a change in control. In the event of a termination without cause other than in connection with a change in control, the executive would be entitled to receive severance benefits equal to three months of his then current annual base salary (which previously had been three months), 25% of the executive’s annual target bonus at the then-current rate, and the monthly benefits premium under COBRA for three months.

•
Termination in connection with a change in control. In the event of a qualifying termination, following a change in control (as defined in the severance agreement) of our Company, the executive would be entitled to receive severance benefits equal to 12 months of his then-current annual base salary (which previously had been six months), 100% of the executive’s annual target bonus at the then-current rate (which previously had been 50% plus the pro rata portion of his unpaid target bonus for the period of completed service) and the monthly benefits premium under COBRA for 12 months (which previously had been six months). In addition, the shares underlying all unvested equity awards held by him immediately prior to such termination will become vested and exercisable in full.

We believe that these protections assisted us in attracting these individuals to join and stay at our Company. We also believe that these protections serve our executive retention objectives by helping the named executive officers maintain continued focus and dedication to his responsibilities to maximize stockholder value, including in the event that there is a potential transaction that could involve a change in control of our Company. The terms of these agreements were determined after review by our Board or the compensation committee, as applicable, of our retention goals for each executive officer.

Indemnification and Insurance

In connection with the dissolution and liquidation of Marin pursuant to the Plan of Dissolution, Marin will continue to indemnify its directors and officers to the maximum extent permitted in accordance with applicable law, Marin’s certificate of incorporation and bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of Marin’s business and affairs. The Board is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to satisfy such indemnification obligations, including seeking an extension in time and coverage of Marin’s insurance policies currently in effect. Other than as set forth above, it is not currently anticipated that the Dissolution will result in any material benefit to any of Marin’s executive officers or to directors who participated in the vote to adopt the Plan of Dissolution.

Certain Material U.S. Federal Income Tax Consequences of the Plan of Dissolution

The following is a summary of certain material U.S. federal income tax consequences of the Plan of Dissolution that will generally be applicable to U.S. Holders (as defined below) if the stockholders approve the Plan of Dissolution. This discussion is for general information purposes only and does not constitute, and is not, a tax opinion or tax advice to any particular stockholder. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, judicial decisions, administrative rulings and other legal authorities, all as of the date hereof and all of which are subject to change, possibly with retroactive effect. Any such change could alter or modify the statements and conclusions set forth below. No ruling from the IRS and no opinion of counsel will be requested or obtained concerning the U.S. federal income tax consequences of the Plan of Dissolution. The tax consequences set forth in the following discussion are not binding on the IRS or the courts, and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court.

EACH MARIN STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISORS TO DETERMINE THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO SUCH STOCKHOLDER AS A RESULT OF THE PLAN OF DISSOLUTION, AND ANY FEDERAL NON-INCOME, STATE, LOCAL OR NON-U.S. TAX CONSEQUENCES RELEVANT TO SUCH STOCKHOLDER AS A RESULT OF THE DISSOLUTION.

The following discussion does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder in light of such stockholder’s particular circumstances, or who may be subject to special rules under the U.S. federal income tax laws, including, without limitation, mutual funds, retirement plans, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, brokers or dealers in securities, traders who mark to market, stockholders who hold their shares as part of a straddle, hedge or conversion transaction, stockholders who hold shares as “qualified small business stock” under Section 1202 of the Code or “section 1244 stock” under Section 1244 of the Code, stockholders who acquired shares in a transaction subject to the gain rollover provisions of Section 1045 of the Code, stockholders who are subject to the special tax accounting rules under Section 451(b) of the Code, stockholders who are U.S. expatriates or whose functional currency for U.S. federal income tax purposes is not U.S. dollars, and stockholders that hold shares through a partnership or other pass-through entity. Furthermore, this discussion does not apply to holders of options or warrants or stockholders who acquired their shares by exercising options or warrants, nor does it apply to stockholders who received their shares in connection with the performance of services. This discussion assumes that stockholders hold their stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment) and that a stockholder did not treat their stock as worthless within the meaning of Section 165(g) of the Code prior to adoption of the Plan of Dissolution. In addition, the discussion does not address the Medicare tax on net investment income or any aspect of federal non-income, state, local or non-U.S. taxation that may be applicable to a particular stockholder.

U.S. Federal Income Taxation of Marin

If Marin distributes any property other than cash in a liquidating distribution to its stockholders, Marin will recognize gain or loss as if such property were sold to the stockholders at its fair market value. Accordingly, Marin may be subject to U.S. federal income tax on a distribution of its property (other than cash), which may reduce the amount of cash available to distribute to its stockholders. If any property distributed by Marin is subject to a liability or if a stockholder assumes a liability of Marin in connection with the distribution of property, the fair market value of such distributed property shall be treated as not less than the amount of such liability. The IRS may challenge Marin’s valuation of any distributed property. As a result of such a challenge, the amount of gain or loss recognized by Marin on the distribution might change.

U.S. Federal Income Taxation of U.S. Holders

For purposes of this summary, a “U.S. Holder” is a beneficial owner of Marin stock that is:

•	an individual who is a citizen or resident of the United States, as determined for U.S. federal income tax purposes;
•
a corporation or any other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust, if (a) a U.S. court can exercise primary supervision over the administration of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) can control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

Assuming Marin’s stockholders approve the Plan of Dissolution, amounts received by U.S. Holders pursuant to the Dissolution will be treated as full payment in exchange for their shares of Marin’s common stock. As a result of the Dissolution, a U.S. Holder generally will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value (at the time of distribution) of any other property distributed to the U.S. Holder with respect to the holder’s shares, less any liabilities assumed by the holder or to which the distributed property is subject, and (ii) the holder’s adjusted tax basis in the shares. If a Marin stockholder owns shares of different classes of stock or of shares of the same class acquired on different dates or for different prices, gain or loss is calculated separately for each such block of shares.

Liquidating distributions are first applied against, and reduce, the stockholder’s adjusted tax basis in its shares, or block of shares, of Marin’s common stock before the stockholders recognize any gain or loss. If Marin makes more than one liquidating distribution, a stockholder will recognize gain to the extent the aggregate liquidating distributions allocated to a share, or block of shares, of Marin’s common stock exceed the stockholder’s adjusted tax basis with respect to that share or block of shares. Any loss will generally be recognized only when the final distribution from Marin has been received, and then only if the aggregate value of all liquidating distributions  with respect to a share or block of shares is less than the stockholder’s tax basis for that share or block of shares. Gain or loss recognized by a U.S. stockholder will be long-term capital gain or loss if the shares have been held for more than one year. The deductibility of capital losses is subject to limitations.

If Marin makes a distribution of property other than cash to its stockholders, the stockholder’s tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution.

If a stockholder is required to satisfy any liability not fully covered by Marin’s reserve (see the section of this proxy statement captioned “Contingent Liabilities; Reserves”), payments by stockholders in satisfaction of such liabilities would generally result in a capital loss in the year paid, which, in the hands of individual stockholders, cannot be carried back to prior years to offset capital gains realized from a liquidating distribution in those years.

If Marin’s stockholders do not approve the Plan of Dissolution, any distributions received by the stockholders generally will be treated as non-liquidating distributions. Such distributions will be taxable as a dividend to the extent paid out of Marin’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. Dividends paid to non-corporate Marin stockholders are generally taxed at long-term capital gains rates provided certain holding periods are met. Non-liquidating distributions in excess of current or accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of a stockholder’s basis and thereafter as either long-term or short-term capital gain, depending on the stockholder’s holding period for such shares.

Backup Withholding

In order to avoid “backup withholding” of U.S. federal income tax on payments to Marin’s stockholders that are U.S. persons, each stockholder must, unless an exception applies, provide such stockholder’s correct taxpayer identification number (“TIN”) on IRS Form W-9 (or, if applicable, another withholding form) and certify under penalties of perjury that such number is correct and that such stockholder is not subject to backup withholding. If a Marin stockholder fails to provide the correct TIN or certification, payments received may be subject to backup withholding. Payments to non-U.S. stockholders may be subject to backup withholding unless such non-U.S. stockholder establishes an exemption, for example, by properly certifying its non-U.S. status on an IRS Form W-8BEN or W-8BEN-E or another appropriate version of IRS Form W-8. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund generally may be obtained from the IRS, provided that the required information is properly furnished in a timely manner to the IRS. Stockholders should consult their own tax advisors regarding the applicability of backup withholding in their particular circumstances.

The tax consequences of the Plan of Dissolution may vary depending upon the particular circumstances of the stockholder. Marin recommends that each stockholder consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the Plan of Dissolution as well as the state, local and non-U.S. tax consequences.

Accounting Treatment

If Marin’s stockholders approve the Dissolution and liquidation of Marin pursuant to the Plan of Dissolution, Marin will change its basis of accounting to the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values, and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated expenses associated with carrying out the Plan of Dissolution. For periodic reporting, a statement of net assets in liquidation will summarize the liquidation value per outstanding share of common stock. Valuations presented in the statement will represent management’s estimates, based on present facts and circumstances, of the net realizable values of assets, satisfaction amounts of liabilities, and expenses associated with carrying out the Plan of Dissolution based upon management assumptions. The valuation of assets and liabilities will necessarily require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. Ultimate values realized for Marin’s assets and ultimate amounts paid to satisfy Marin’s liabilities are expected to differ from estimates recorded in annual or interim financial statements.

Recommendation of the Board

On April 9, 2025, the Board determined that the Dissolution and the other transactions contemplated thereby are advisable and in the best interests of Marin and its stockholders and approved in all respects the Dissolution and Plan of Dissolution and the other transactions contemplated thereby.

The Board unanimously recommends that you vote “FOR” the Dissolution Proposal.

PROPOSAL 2: APPROVAL OF ADJOURNMENT OF SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

General

If necessary, including if at the Special Meeting the number of shares of Marin’s common stock, present or represented by proxy and voting in favor of the approval of the Plan of Dissolution pursuant to the Dissolution Proposal is insufficient to approve such proposal under Marin’s certificate of incorporation and Delaware law, Marin intends to move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in respect of the approval of the Dissolution Proposal. In that event, Marin will ask Marin’s stockholders to vote only upon the Adjournment Proposal during such portion of the Special Meeting, and not upon any of the other proposals to be acted on at the Special Meeting.

In the Adjournment Proposal, Marin is asking you to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Special Meeting, from time to time, to a later date or dates, even if a quorum is present, to solicit additional proxies in the event there are insufficient shares present in person (including virtually) or by proxy voting in favor of the Dissolution Proposal.

Recommendation of the Board

The Board believes that if the number of shares of Marin’s common stock present or represented by proxy at the Special Meeting and voting in favor of the approval of the Dissolution pursuant to the Dissolution Proposal is insufficient to approve such proposal, it is in the best interests of Marin to enable Marin to continue to seek to obtain a sufficient number of additional votes to bring about the approval of the Dissolution Proposal.

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2025, by:

•	each of our current directors or director nominees;
•	each of our named executive officers during fiscal 2023; and
•	all of our directors, director nominees and executive officers as a group.

To our knowledge, no stockholder was the beneficial owner of more than 5% of our outstanding common stock as of December 31, 2024.

Percentage ownership of our common stock is based on 3,188,518 shares of our common stock outstanding on April 15, 2025. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to options and restricted stock units that are currently exercisable or subject to settlement or that will become exercisable or subject to settlement within 60 days of April 15, 2025 to be outstanding and to be beneficially owned by the person or entity for the purpose of computing the percentage ownership of that person. We did not deem these as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals named below is c/o Marin Software Incorporated, 149 New Montgomery Street, 4th Floor, San Francisco, California 94105.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Owned
Directors and Named Executive Officers
L. Gordon Crovitz(1)	39,910	1.2
Donald P. Hutchison(2)	39,917	1.2
Brian Kinion(3)	39,299	1.2
Christopher Lien(4)	57,340	1.8
Daina Middleton(5)	44,958	1.4
Diena Lee Mann(6)	18,743	*
Wister Walcott(7)	44,282	1.4
Robert Bertz(8)	17,294	*
All directors and named executive officers as a group (8 persons)(9)	301,383	9.3
∗      Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)	Consists of (a) 31,653 shares of our common stock, and (b) 8,257 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 15, 2025.
(2)	Consists of (a) 31,653 shares of our common stock, and (b) 8,264 shares of our common stock issuable to Mr. Hutchison upon exercise of stock options exercisable within 60 days of April 15, 2025.
(3)	Consists of (a) 33,815 shares of our common stock, and (b) 5,484 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 15, 2025.

(4)
Consists of (a) 15,727 shares of our common stock, (b) 23,737 shares of our common stock held directly by the Lien Revocable Trust dated 7/8/2003, of which Mr. Lien is a co-trustee, (c) 11,428 shares of our common stock issuable to Mr. Lien upon exercise of stock options exercisable within 60 days of April 15, 2025, (d) 3,214 shares of our common stock held by the Chris Lien 2013 Annuity Trust, (e) 3,214 shares of our common stock held by the Rebecca Lien 2013 Annuity Trust, and (f) 20 shares held by Rebecca Lien.

(5)	Consists of (a) 36,351 shares of our common stock, and (b) 8,247 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 15, 2025.
(6)	Consists of 18,743 shares of our common stock.
(7)	Consists of (a) 38,806 shares of our common stock, and (b) 5,476 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 15, 2025.
(8)	Consists of (a) 17,294 shares of our common stock.
(9)	Includes (a) 254,227 shares of common stock, and (b) 47,156 shares issuable upon exercise of stock options exercisable within 60 days of April 15, 2025.

ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE

Available Information

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents (other than the information furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits furnished on such form that are related to such items unless the Form 8-K expressly provides to the contrary) set forth below that we have previously filed with the SEC:

●          our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 23, 2024, as amended on March 6, 2024;

●          the information specifically incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 5, 2024;

●          our Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2024, filed with the SEC on May 2, 2024, for the quarterly period ended June 30, 2024, filed with the SEC on August 1, 2024,and for the quarterly period ended September 30, 2024, filed with the SEC on November 12, 2024;

●          our Current Reports on Form 8-K, filed with the SEC on April 5, 2024, April 11, 2024, July 29, 2024 (but only with respect to Items 1.01 and 8.01 and exhibit 10.1 thereto), October 16, 2024 (but only with respect to Item 2.05), March 6, 2025, March 27, 2025 and April 25, 2025; and

●          our Form 12b-25, filed with the SEC on March 31, 2025.

 We also incorporate by reference into this proxy statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Plan of Dissolution. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials.

In addition, all documents (other than Current Reports furnished under Items 2.02 or 7.01 of Form 8-K and exhibits filed on such form that are related to such items) that are filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement shall be deemed to be incorporated by reference into this proxy statement. Any statement contained in a document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed modified, superseded or replaced for purposes of this proxy statement to the extent that a statement contained in this proxy statement modifies, supersedes or replaces such statement.

We will promptly provide, upon written or oral request, without charge to each person, including any beneficial owner, to whom a copy of this proxy statement is delivered, a copy of any or all of the information incorporated herein by reference (exclusive of exhibits to such documents unless such exhibits are specifically incorporated by reference herein). You may request in writing or orally a copy of these filings, at no cost, by writing or telephoning us at the following address:

Marin Software Incorporated
149 New Montgomery Street, 4th Floor
San Francisco, California 94105
Attn: Investor Relations

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future Annual Reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery also can eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold our common stock in your own name through our transfer agent, Broadridge Corporate Issuer Solutions, Inc., or you are in possession of stock certificates): please visit www.shareholder@broadridge.com.

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee. Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call our new transfer agent Broadridge Corporate Issuer Solutions, Inc. at (877) 830-4936 or visit www.shareholder@broadridge.com with questions about electronic delivery.

“Householding”—Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our 2023 Form 10-K and proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our 2023 Form 10-K and proxy materials. A set of our 2023 Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge, either by calling toll-free (866) 540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will deliver a proxy statement, proxy card, our 2023 Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy statement, proxy card, 2023 Form 10-K and other proxy materials at no charge, you may write our Investor Relations department at 149 New Montgomery Street, 4th Floor, San Francisco, California 94105, Attn: Investor Relations, visit http://investor.marinsoftware.com/contact-ir, send an email to ir@marinsoftware.com or call (415) 399-2580.

Any stockholders who share the same address and currently receive multiple copies of our 2023 Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

Our Board does not presently intend to bring any other business before the Special Meeting and, so far as is known to our Board, no matters are to be brought before the Special Meeting except as specified in the notice of the Special Meeting. As to any business that may arise and properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX A

PLAN OF LIQUIDATION AND DISSOLUTION OF
MARIN SOFTWARE INCORPORATED

This Plan of Complete Liquidation and Dissolution (the “Plan”) is intended to constitute a plan of distribution under Section 281(b) of the General Corporation Law of the State of Delaware (“DGCL”) and accomplish the complete liquidation and dissolution of Marin Software Incorporated, a Delaware corporation (such corporation or a successor entity, the “Company”), in accordance with the DGCL.

1.              Approval of Plan.  The Board of Directors of the Company (the “Board”) has adopted this Plan and presented the Plan to the Company’s stockholders to take action on the Plan.  If the Plan is adopted by the requisite vote of the Company’s stockholders, the Plan shall constitute the adopted Plan of the Company.

2.             Certificate of Dissolution.  Subject to Section 14 hereof, after the stockholders of the Company approve the dissolution of the Company, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL at such time as determined by the Board in its sole discretion (the time of such filing, or such later time as stated therein, the “Effective Time”).

3.            Cessation of Business Activities.  After the Effective Time, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business affairs and distribute its assets in accordance with this Plan.

4.            Continuing Employees and Consultants.  For the purpose of effecting the dissolution of the Company, the Company may hire or retain such employees, consultants and advisors as the Company deems necessary or desirable to supervise or facilitate the dissolution and winding up of the Company.

5.              Dissolution Process.

   From and after the Effective Time, the Company (or any successor entity of the Company) shall complete the following corporate actions:

    (i)          The Company (a) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (b) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party, and (c) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution.  Such claims shall be paid or provided for in full if there are sufficient assets.  All such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets.  If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor.

     (ii)          After the payments are made pursuant to clause (i) above, if there are any assets remaining, the Company shall distribute to its stockholders, in accordance with the liquidation preferences of the Company’s Amended and Restated Certificate of Incorporation, as amended through the Effective Time, all remaining assets, including all available cash, including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the claims and obligations of the Company. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Company may determine. If and to the extent deemed necessary, appropriate or desirable by the Board, the Company may establish and set aside a reasonable amount of cash and/or property to satisfy claims against the Company, including, without limitation, tax obligations, all expenses related to the sale of the Company’s property and assets, all expenses related to the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.

6.            Cancellation of Stock. The distributions to the Company’s stockholders pursuant to Section 5 hereof shall be deemed to be in complete cancellation of all of the outstanding shares of capital stock of the Company as of the date that the continuation of the Company’s legal existence terminates in accordance with Section 278 of the DGCL.  From and after the Effective Time, and subject to applicable law, each holder of outstanding shares of capital stock of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with Section 5(ii) hereof and applicable law.  As a condition to receipt of any distribution to the Company’s stockholders, the Company may require the Company’s stockholders to (i) surrender their certificates evidencing their shares of capital stock to the Company, or (ii) furnish the Company with evidence satisfactory to the Company of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Company.  The Company will close its stock transfer books and discontinue recording transfers of shares of capital stock of the Company at the Effective Time, and thereafter any certificate representing shares of capital stock of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession, operation of law or upon the dissolution of a stockholder or its successors.

7.             Conduct of the Company Following Approval of the Plan.  Under Delaware law, dissolution is effective upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware or upon such future effective date as may be set forth in the certificate of dissolution.  Section 278 of the DGCL provides that a dissolved corporation shall be continued for the term of 3 years from such dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and of enabling it gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.  The powers of the officers and directors of the Company shall continue during this time period in order to allow them to take the necessary steps to wind-up the affairs of the corporation.

8.             Absence of Appraisal Rights.  Under Delaware law, the Company’s stockholders are not entitled to appraisal rights for shares of capital stock of the Company in connection with the transactions contemplated by the Plan.

9.             Abandoned Property.  If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificate evidencing the capital stock as required hereunder or for any other reason, the distribution to which such stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution.  The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law.  In no event shall the proceeds of any such distribution revert to or become the property of the Company.

10.          Stockholder Consent to Sale of Assets.  Adoption of this Plan by the requisite vote of the stockholders of the Company shall constitute the approval of the stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition that are conditioned on adoption of this Plan.

11.            Expenses of Dissolution.  In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

12.          Compensation.  In connection with and for the purpose of implementing and assuring the completion of this Plan, the Company may pay the Company’s officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan.  Adoption of this Plan by the stockholders shall constitute the approval of the Company’s stockholders of the payment of any such compensation.

13.         Indemnification.  The Company shall continue to honor its obligations to indemnify and advance expenses to its officers, directors, employees and agents in accordance with the Amended and Restated Certificate of Incorporation of the Company, the Amended and Restated Bylaws of the Company, any agreement between the Company and any such officer, director, employee or agent, and applicable law, and such rights to indemnification and advancement of expenses shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company.  The Company is authorized to obtain and maintain insurance as may be necessary to cover the Company’s obligations to honor such rights to indemnification and advancement of expenses.

14.             Modification or Abandonment of the Plan.  Notwithstanding authorization of or consent to this Plan and the transactions contemplated hereby by the stockholders of the Company, the Board may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the stockholders to the extent permitted by the DGCL.

15.           Authorization.  The Board is hereby authorized, without further action by the stockholders, to do and perform or cause the officers of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up the affairs

 234567  234567  234567  234567  234567  234567  1 OF  1  1  NAME  THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K  x  02  0000000000  2  1 OF  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  2  PAGE  CONTROL # →  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  SHARES  SCAN TO  VIEW MATERIALS & VOTE  0000677926_1 R1.0.0.2  The Board of Directors recommends you vote FOR  Proposals 1 and 2.  For  Against Abstain  1. To approve the voluntary dissolution and liquidation of Marin Software Incorporated pursuant to a Plan of Dissolution (the “Dissolution Proposal”), but subject to the Company’s ability to abandon or delay the Plan of  0  0  0  Dissolution in accordance with the terms thereof.  2. To grant discretionary authority to Marin’s board of directors to adjourn the special meeting of the stockholders, from time to time, to a later date or dates, even if a quorum is present, to solicit additional  0  0  0  proxies in the event there are insufficient shares present in person (including virtually) or by proxy voting  in favor of the Dissolution Proposal.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Investor Address Line 1  Investor Address Line 2  Investor Address Line 3  Investor Address Line 4  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or  Investor Address Line 5  John Sample  1234 ANYWHERE STREET ANY CITY, ON A1A 1A1  partnership name, by authorized officer.  JOB #  Signature [PLEASE SIGN WITHIN BOX] Date  Signature (Joint Owners)  Date  SHARES CUSIP # SEQUENCE #  MARIN SOFTWARE INCORPORATED  49 NEW MONTGOMERY STREET  4TH FLOOR  SAN FRANCISCO, CA 94105  Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample  1234 ANYWHERE STREET ANY CITY, ON A1A 1A1  VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/MRIN2025SM  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

 0000677926_2 R1.0.0.2  Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:  The Proxy Statement is available at www.proxyvote.com  MARIN SOFTWARE INCORPORATED  Special Meeting of Stockholders [ ], 2025 9:30 AM, Pacific Time  This proxy is solicited by the Board of Directors  The stockholder(s) hereby appoint(s) Christopher Lien and Robert Bertz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of MARIN SOFTWARE INCORPORATED that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:30 AM, Pacific Time on [ ], 2025 virtually via a live interactive webcast on the Internet at www.virtualshareholdermeeting.com/MRIN2025SM and any adjournment or postponement thereof.  This proxy, when properly executed, will be voted in the manner directed. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.  Continued and to be signed on reverse side